    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 1995


                                                       REGISTRATION NOS. 33-8122
                                                                        811-4805
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


        REGISTRATION STATEMENT UNDER
           THE SECURITIES ACT OF 1933                             /X/
           Post-Effective Amendment No.  25                       /X/
                                     and
        REGISTRATION STATEMENT UNDER
           THE INVESTMENT COMPANY ACT OF 1940                     /X/
           Amendment No.  26                                      /X/


                    VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST

   (Exact Name of Registrant as Specified in the Agreement and Declaration of
                                     Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181
                    (Address of Principal Executive Offices)

                                 (708) 684-6000
                        (Registrant's Telephone Number)

                             Ronald A. Nyberg, Esq.
            Executive Vice President, General Counsel and Secretary,
                       Van Kampen American Capital, Inc.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.
                      Skadden, Arps, Slate, Meagher & Flom
                              333 W. Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                            ------------------------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)


          / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


          / / ON (DATE) PURSUANT TO PARAGRAPH (B)

          / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          / / ON (DATE) PURSUANT TO PARAGRAPH (A)(1)


          /X/ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)


          / / ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                       DECLARATION PURSUANT TO RULE 24F-2


     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES AND WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDING JUNE 30, 1996 ON OR ABOUT AUGUST 31, 1996.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


  This Post-Effective Amendment No. 25 to the Registration Statement contains four Prospectuses and four Statements of Additional Information describing four of the nine series of the Registrant. The Registration Statement is organized as follows:


     Facing Page


     Cross Reference Sheet with respect to Van Kampen American Capital Value
      Fund



     Cross Reference Sheet with respect to Van Kampen American Capital Great
      American Companies Fund



     Cross Reference Sheet with respect to Van Kampen American Capital Growth
      Fund



     Cross Reference Sheet with respect to Van Kampen American Capital
      Prospector Fund



     Prospectus Relating to Van Kampen American Capital Value Fund



     Statement of Additional Information Relating to Van Kampen American Capital
      Value Fund



     Prospectus Relating to Van Kampen American Capital Great American Companies
      Fund



     Statement of Additional Information Relating to Van Kampen American Capital
      Great American Companies Fund



     Prospectus Relating to Van Kampen American Capital Growth Fund



     Statement of Additional Information Relating to Van Kampen American Capital
      Growth Fund



     Prospectus Relating to Van Kampen American Capital Prospector Fund



     Statement of Additional Information Relating to Van Kampen American Capital
      Prospector Fund


     Part C Information

     Exhibits
                            ------------------------


  Van Kampen American Capital Total Return Fund and Van Kampen American
Capital Growth Fund (collectively, the "Funds") have not commenced investment operations. The Prospectus and Statement of Additional Information with respect to each of the Funds accordingly are not being distributed or otherwise used. The information included in the Prospectus and Statement of Additional Information of each of the Funds was contained in the Registrant's Post-Effective Amendment No. 7 filed with the Commission on November 2, 1989 and, to the extent required to be included herein, is hereby incorporated by reference.



  The Prospectus and Statement of Additional Information with respect to each of Van Kampen American Capital Utility Fund and Van Kampen American Capital Balanced Fund, two other series of the Registrant, included in Post-Effective Amendment No. 24 to the Registration Statement of the Registrant are included herein by reference and no changes thereto are affected hereby.

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND


           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND


                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND


                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND


                             CROSS REFERENCE SHEET
                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)


                ITEM NUMBER OF                           LOCATION OR CAPTION
                   FORM N-1A                                IN PROSPECTUS
                --------------                           -------------------
PART A INFORMATION REQUIRED IN A PROSPECTUS

Item  1.    Cover Page.............   Cover Page

Item  2.    Synopsis...............   PROSPECTUS SUMMARY; SHAREHOLDER TRANSACTION EXPENSES;
                                      ANNUAL FUND OPERATING EXPENSES AND EXAMPLE

Item  3.    Condensed Financial
              Information..........   SHAREHOLDER TRANSACTION EXPENSES; ANNUAL FUND OPERATING
                                      EXPENSES AND EXAMPLE; FUND PERFORMANCE; ADDITIONAL
                                      INFORMATION

Item  4.    General Description of
              Registrant...........   PROSPECTUS SUMMARY; THE FUND; INVESTMENT OBJECTIVE AND
                                      POLICIES; INVESTMENT PRACTICES; DESCRIPTION OF SHARES OF
                                      THE FUND

Item  5.    Management of the
              Fund.................   ANNUAL FUND OPERATING EXPENSES AND EXAMPLE; INVESTMENT
                                      PRACTICES; INVESTMENT ADVISORY SERVICES; SHAREHOLDER
                                      SERVICES

Item  6.    Capital Stock and Other
              Securities...........   DISTRIBUTIONS FROM THE FUND; REDEMPTION OF SHARES; THE
                                      DISTRIBUTION AND SERVICE PLANS; TAX STATUS; SHAREHOLDER
                                      SERVICES; DESCRIPTION OF SHARES OF THE FUND; ADDITIONAL INFORMATION

Item  7.    Purchase of Securities
              Being Offered........   SHAREHOLDER TRANSACTION EXPENSES; ALTERNATIVE SALES
                                      ARRANGEMENTS; PURCHASE OF SHARES; THE DISTRIBUTION AND
                                      SERVICE PLANS; SHAREHOLDER SERVICES; FUND PERFORMANCE

Item  8.    Redemption or
              Repurchase...........   PURCHASE OF SHARES; REDEMPTION OF SHARES; SHAREHOLDER
                                      SERVICES

Item  9.    Pending Legal
              Proceedings..........   Not Applicable

                ITEM NUMBER OF                           LOCATION OR CAPTION
                   FORM N-1A                                IN PROSPECTUS
                -------------                            -------------------
PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.    Cover Page.............   Cover Page

Item 11.    Table of Contents......   Table of Contents

Item 12.    General Information
              and History..........   The Fund and the Trust

Item 13.    Investment Objectives
              and Policies.........   Investment Policies and Restrictions

Item 14.    Management of the
              Fund.................   Officers and Trustees

Item 15.    Control Persons and
              Principal Holders of
              Securities...........   Officers and Trustees

Item 16.    Investment Advisory and
              Other Services.......   Contained in Prospectus under captions: PURCHASE OF
                                      SHARES; INVESTMENT ADVISORY SERVICES, THE DISTRIBUTION AND
                                      SERVICE PLANS; Investment Advisory and Other Services;
                                      Legal Counsel; Officers and Trustees; The Distributor

Item 17.    Brokerage Allocation...   Portfolio Transactions and Brokerage Allocation

Item 18.    Capital Stock and
              Other Securities.....   Contained in the Prospectus under the caption: DESCRIPTION
                                      OF SHARES OF THE FUND

Item 19.    Purchase, Redemption
              and Pricing of
              Securities Being
              Offered..............   Contained in the Prospectus under captions: ALTERNATIVE
                                      SALES ARRANGEMENTS; PURCHASE OF SHARES; SHAREHOLDER
                                      SERVICES; REDEMPTION OF SHARES

Item 20.    Tax Status.............   Contained in Prospectus under captions: TAX STATUS;
                                      PURCHASE OF SHARES; Tax Status of the Fund

Item 21.    Underwriters...........   The Distributor

Item 22.    Calculation of
              Performance Data.....   Contained in the Prospectus under the caption: FUND
                                      PERFORMANCE; Performance Information

Item 23.    Financial Statements...   Not Applicable


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                                   VALUE FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Value Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Equity Trust, an open-end management investment company commonly known as a mutual fund. The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that are believed by the Fund's investment adviser to be selling below their intrinsic value and to offer the opportunity for significant growth of capital. Any income received on such securities is incidental to the objective of long-term growth of capital. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

    The Fund currently offers three classes of its shares (the "Alternative Sales Arrangements") which may be purchased at a price equal to their net asset value per share, plus sales charges which, at the election of the investor, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

                                                       (Continued on next page.)
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated              , 1995, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device for the Deaf at (800) 772-8889.
                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL(SM)
                               ------------------
                 THIS PROSPECTUS IS DATED              , 1995.

(Continued from previous page.)

    Each class of shares pays ongoing distribution and service fees at an aggregate annual rate of (i) for Class A Shares, up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares, (ii) for Class B Shares, up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares and (iii) for Class C Shares up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Investors should understand that the purpose and function of the deferred sales charge and the distribution and service fees with respect to the Class A Share purchases over $1 million, Class B Shares and the Class C Shares are the same as those of the initial sales charge and the distribution and service fees with respect to the Class A Shares purchases below $1 million. Each share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the different classes have different exchange privileges. Class B Shares and Class C Shares automatically will convert to Class A Shares seven years and ten years, respectively, after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. See "Alternative Sales Arrangements" and "Purchase of Shares."

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                   PAGE
                                                                   ----
Prospectus Summary..............................................     4
Shareholder Transaction Expenses................................     7
Annual Fund Operating Expenses and Example......................     8
The Fund........................................................     9
Investment Objective and Policies...............................    10
Portfolio Securities............................................    11
Investment Practices............................................    13
Investment Advisory Services....................................    19
Alternative Sales Arrangements..................................    21
Purchase of Shares..............................................    23
Shareholder Services............................................    32
Redemption of Shares............................................    36
The Distribution and Service Plans..............................    39
Distributions from the Fund.....................................    41
Tax Status......................................................    42
Fund Performance................................................    44
Description of Shares of the Fund...............................    44
Additional Information..........................................    45

--------------------------------------------------------------------------------
  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Value Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Equity Trust, an open-end management investment company which is a Delaware business trust. See "The Fund."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek long-term growth of capital.

INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that are believed by the Fund's investment adviser to be selling below their intrinsic value and to offer the opportunity for significant growth of capital. There is no assurance that the Fund will achieve its investment objective. The net asset value per share of the Fund may increase or decrease depending on changes in the securities markets, and other factors affecting the issuers of securities in which the Fund may invest. See "Investment Objective and Policies."

INVESTMENT PRACTICES. The Fund may invest up to 25% of its assets in foreign securities. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities, and enter into repurchase agreements with selected commercial banks and broker-dealers. These investment practices entail certain risks. See "Investment Practices."

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares.

  The Fund currently offers three classes of its shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of the purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). Class A Share purchases subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "CDSC Shares".

  Class A Shares. Class A Shares are subject to an initial sales charge equal to 5.75% of the public offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Class A Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a CDSC.

  Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within six years of purchase. Class B Shares are subject to a CDSC equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced each year thereafter. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares. Class B Shares automatically will convert to Class A Shares seven years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

  Class C Shares. Class C Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within the first year after purchase. Class C Shares are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Class C Shares automatically will convert to Class A Shares ten years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

REDEMPTION. Class A Shares may be redeemed at net asset value, without charge, subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. is the Fund's investment adviser. The annual advisory fee for the Fund is 0.75% of average daily net assets, reduced on net assets over $500 million. See "Investment Advisory Services."

DISTRIBUTOR.  Van Kampen American Capital Distributors, Inc.

DISTRIBUTIONS FROM THE FUND. Distributions from net investment income and realized capital gains, if any, are made annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares and may cause the distributions relating to the different classes of shares to differ. See "Distributions from the Fund."

    The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                CLASS A       CLASS B          CLASS C
                                SHARES         SHARES           SHARES
                                -------     ------------     ------------
Maximum sales charge imposed
  on purchases (as a
  percentage of the offering
  price).....................   5.75%(1)      None             None

Maximum sales charge imposed
  on reinvested dividends
  (as a percentage of the
  offering price).............    None        None(3)          None(3)

Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price
  or redemption proceeds).....    None(2)  Year 1--4.00%   Year 1--1.00%
                                           Year 2--3.75%    After--None
                                           Year 3--3.50%
                                           Year 4--2.50%
                                           Year 5--1.50%
                                           Yea  6--1.00%
                                            After--None
Redemption fees (as a
  percentage of amount
  redeemed)...................    None          None             None

Exchange fees.................    None          None             None

----------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase.

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "The Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                          CLASS A      CLASS B      CLASS C
                                          SHARES       SHARES       SHARES
                                          -------     ---------    ---------
Management fees(1) (as a percentage of
  average daily net assets).............    0.00%        0.00%        0.00%
12b-1 fees(2) (as a percentage of
  average daily net assets).............     .25%        1.00%        1.00%
Other expenses (as a percentage of
  average daily net assets).............    1.05%        1.05%        1.05%
Total expenses(1) (as a percentage of
  average daily net assets).............    1.30%        2.05%        2.05%

----------------
(1) Absent the Adviser's waiver of its fee and assumption of the expenses of the Fund, "Management fees" would have been 0.75% for each of the Class A Shares, Class B Shares and Class C Shares, and "Total expenses" would have been 1.66% for Class A Shares, 2.41% for Class B Shares and 2.41% for Class C Shares.

(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund to the selling broker as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation.

EXAMPLE:

                                                             ONE    THREE
                                                             YEAR   YEARS
                                                             ----   -----
    You would pay the following expenses on a $1,000
      investment, assuming (i) an operating expense ratio
      of 1.30% for Class A Shares, 2.05% for Class B Shares
      and 2.05% for Class C Shares, (ii) 5% annual return
      and (iii) redemption at the end of each time period:
      Class A Shares.......................................  $70     $96
      Class B Shares.......................................  $61     $99
      Class C Shares.......................................  $31     $64
    An investor would pay the following expenses on the
      same $1,000 investment assuming no redemption at the
      end of each period:
      Class A Shares.......................................  $70     $96
      Class B Shares.......................................  $21     $64
      Class C Shares.......................................  $21     $64

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "The Distribution and Service Plans" and "Redemption of Shares."

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Value Fund (the "Fund") is a mutual fund, which pools shareholders' money to seek to achieve a specified investment objective. In technical terms, the Fund is a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.
------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek long-term growth of capital. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. Any income received by the Fund is incidental to the objective of long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that are believed by the Adviser to be selling below their intrinsic value and to offer the opportunity for significant growth of capital. Medium and larger capitalization companies are those companies that at the time of investment have a market capitalization at least as large as that of the company having the smallest market capitalization of those companies then included in the S&P MidCap 400 Index. The Adviser believes that a company's equity securities have unrecognized intrinsic value when they sell at a substantial discount to liquidation value, private market value, or going concern value. Liquidation value is based on the sum of the company's assets, less the present value of all liabilities. Private market value is determined by the price at which comparable securities have been sold in arms length transactions. Going concern value is determined by the present value of all cash inflows and outflows, discounted at a rate that reflects the expected interest rate environment and risk profile of the firm. In determining the intrinsic value and investment suitability of particular issuers, the Adviser may consider factors such as historical and expected growth rates of earnings, economic earnings, expected levels of free cash flow, evidence of financial strength, predictability of future prospects, and quality of management.

  The Fund may also invest in investment grade income securities for purposes of long-term growth of capital, cash management or as a temporary defensive measure. The Fund may also invest in other investment companies that pursue investment objectives consistent with that of the Fund, to the extent and subject to the limitations discussed below. The Fund may invest up to 25% of its total assets in securities of foreign issuers.

------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's debt securities, preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for capital growth.

  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities and preferred stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  INCOME SECURITIES. The Fund may invest its assets in income securities, which include primarily debt securities of various maturities. The Fund will invest only in income securities that are investment grade at the time of investment. Investment grade securities are securities that are rated at least BBB by Standard & Poor's Ratings Group ("S&P"), or at least Baa by Moody's Investors Services, Inc. ("Moody's") or comparably rated by any other nationally recognized rating organization, or, if unrated, considered by the Adviser to be of comparable quality to securities so rated. Securities in the top categories (e.g., AAA, AA, and A by S&P or Aaa, Aa, and A by Moody's) are generally regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information incorporated by reference into this Prospectus.

  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels fluctuate. To the extent that the Fund invests in income securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  FOREIGN SECURITIES. The Fund may invest up to 25% of the value of its total assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United

States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may also engage in the investment practices described below. These practices entail risks. The investment practices described below are not fundamental and can be changed without a vote of the shareholders of the Fund.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investment in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser, or an affiliate, would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements in a manner consistent with the foregoing guidelines and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules.

  BORROWINGS. The Fund is authorized to borrow money from banks (including entering into reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount excludes no more than 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchases and payment of dividends and distributions. The Fund has no current intention to borrow money other than for such temporary purposes. Accordingly, the Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the Fund's total assets. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various currency transactions such as currency forward contracts, currency future contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may also invest in income securities the terms of which include the element of or are similar in effect to Strategic Transactions in which it may engage. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specific currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. To the extent that a futures contract or an option thereon is used to protect against possible changes in the market value of securities that the Fund anticipates acquiring and the Fund subsequently does not acquire such securities, the Fund will have incurred the transactional expenses associated with entering into such transaction and will be subject to the risks inherent in an unhedged purchase of such futures contract or option. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."

  DEFENSIVE STRATEGIES. When, in the judgment of the Fund's Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.

  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in a separate investment company, Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund"), that invests in a broad selection of small capitalization securities. The shares of the Small Cap Fund are available only to investment companies advised by the Adviser, or an affiliate. The Adviser believes that the use of the Small Cap Fund provides the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Small Cap Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund are borne by it, and thus indirectly by the Van Kampen American Capital funds that invest in it. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part these savings will be attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization stocks will need to be performed only once. The Adviser expects that the Small Cap Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization stocks were purchased separately for the Fund and other Van Kampen American Capital funds. The Fund's investment in Small Cap Fund is subject to the terms and conditions set forth in an SEC exemption order authorizing this investment.

  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies. Because the Fund intends to invest primarily in common stocks and other equity securities of medium and larger capitalization companies, the Fund does not expect to invest a significant portion of its assets in the Small Cap Fund.

  The Fund will be deemed to own a pro rata portion of each investment of the Small Cap Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had five percent of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

  PORTFOLIO TURNOVER. The Fund purchases securities which are believed by the Adviser to have potential for long-term growth of capital. Common stocks are disposed of in situations where it is believed that potential for such growth has lessened or that other common stocks have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and over $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. VK/AC Holding, Inc. is controlled, through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. The general partners of C & D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital and its subsidiaries (some of whom are officers or trustees of the Fund) own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Trustees of the Trust, of which the Fund is a series. Subject to the Trustees' authority, the Adviser and the officers of the Fund will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The Fund will pay the Adviser a fee

(accrued daily and paid monthly) equal to a percentage of the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                              PERCENTAGE PER ANNUM
------------------------                              --------------------
First $500 million..................................       0.75 of 1%
Next $500 million...................................       0.70 of 1%
Over $1 billion.....................................       0.65 of 1%

  Under its investment advisory agreement, the Adviser has agreed to furnish without charge all offices, facilities, equipment and personnel necessary to manage the Fund, and the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including: the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer and dividend disbursing agent, and the custodian (including fees for safekeeping of securities); costs of calculating net asset value; costs of acquiring and disposing of portfolio securities; interest (if any) on obligations incurred by the Fund; costs of share certificates; costs of membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; costs of registering shares of the Fund under federal securities laws; miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies, excluding state securities registration expenses.

  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees/directors, officers and employees to buy and sell securities for their personal accounts subject to procedures designed to prevent conflicts of interest including, in some instances, preclearance of trades.

  PORTFOLIO MANAGEMENT. James Gilligan and Bret Stanley are co-managers of the Fund and are primarily responsible for the day-to-day management of the Fund's investment portfolio. Messrs. Gilligan and Stanley have been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. Gilligan has been Vice President -- Portfolio Manager of Van Kampen American Capital Asset Management, Inc. since March 1990. Prior to that time, he was a securities analyst with Van Kampen American Capital Asset Management, Inc. Mr. Stanley has been an associate portfolio manager of Van Kampen American Capital Asset Management, Inc. since January 1995. Prior to that time, he was a securities analyst and portfolio manager with Gulf Investment Management. Prior to that, he was an analyst at Lovett Underwood Neuhaus & Webb, and Rotan Mosle. Each portfolio manager is an employee of the Adviser.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (the "Class A Shares") or (b) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). Shares subject to a contingent deferred sales charge ("CDSC"), sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares or Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share purchases under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares (discussed below). Investors who intend to hold their shares for a significantly long time may not wish to continue to bear the ongoing distribution and service expenses of Class C Shares, which, in the aggregate, eventually would exceed the aggregate amount of the initial sales charge and distribution and service expenses applicable to Class A Shares, irrespective of the fact that a CDSC would eventually not apply to a redemption of such Class C Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. The Class B Shares and Class C Shares are subject to a conversion feature (discussed below). Generally, a class of shares subject to a higher ongoing distribution fee, service fee or, where applicable, the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee, service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) SEC registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that shall be approved by the SEC pursuant to an amended exemptive order. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers shares for sale to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.

  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer, or financial intermediary or directly with the Distributor, plus any applicable sales charge. Sales personnel or brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer, or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933.

SALES CHARGE TABLE

                                                                        DEALER
                                                                      CONCESSION
                                                                      OR AGENCY
                                                                      COMMISSION
                                            TOTAL SALES CHARGE        ----------
                                        --------------------------    PERCENTAGE
                                        PERCENTAGE     PERCENTAGE         OF
         SIZE OF TRANSACTION            OF OFFERING      OF NET        OFFERING
          AT OFFERING PRICE                PRICE       ASSET VALUE      PRICE
------------------------------------------------------------------------------
Less than $50,000....................       5.75%          6.10%         5.00%
$50,000 but less than $100,000.......       4.75           4.99          4.00
$100,000 but less than $250,000......       3.75           3.90          3.00
$250,000 but less than $500,000......       2.75           2.83          2.25
$500,000 but less than $1,000,000....       2.00           2.04          1.75
$1,000,000 or more*..................        *              *             *

------------------------------------------------------------------------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  As used herein, "any person" eligible for a reduced sales charge includes an individual, their spouse and minor children (and any trust or custodial accounts for their benefit) and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.

  VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund alone, or in combination with other shares of the Fund and shares of other Participating Funds although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subse-quently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer or financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide the Fund's transfer agent with appropriate backup data for each participating investor in a computerized format fully compatible with the transfer agent's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees of funds advised by the Adviser, Van Kampen American Capital Asset Management, Inc. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in the

      Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with the Fund's transfer agent, the investment adviser, trust company or bank trust department, provided that the Fund's transfer agent receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Funds, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a contingent deferred sales charge at the rates set forth below. The amount of the contingent deferred sales charge will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the contingent deferred sales charge applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a contingent deferred sales charge is applicable to a redemption of shares from a class of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the contingent deferred sales charge no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a contingent deferred sales charge is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares (as set forth below) at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                       CONTINGENT DEFERRED
                                                        SALES CHARGE AS A
                                                          PERCENTAGE OF
                                                          DOLLAR AMOUNT
YEAR SINCE PURCHASE                                     SUBJECT TO CHARGE
-------------------                                    -------------------
First.................................................       4.00%
Second................................................       3.75%
Third.................................................       3.50%
Fourth................................................       2.50%
Fifth.................................................       1.50%
Sixth.................................................       1.00%
Seventh and after.....................................       0.00%

  The contingent deferred sales charge generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a contingent deferred sales charge of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a contingent deferred sales charge.

  CONVERSION FEATURE. Class B Shares and Class C Shares will automatically convert to Class A Shares seven years or ten years, respectively, after the end of the month in which a shareholder's order to purchase the shares was accepted and will no longer be subject to the distribution fees. The purpose of the conversion feature is to relieve the holders of Class B Shares and Class C Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares or Class C Shares from most of the burden of the ongoing distribution fee. The Fund does not expect to issue any stock certificates upon conversion.

  For purposes of conversion to Class A Shares, Class B Shares or Class C Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares and Class C Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares or Class C Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares or Class C Shares in the sub-account also will convert to Class A Shares. The holding period applicable to a Class B Share or Class C Share acquired through the use of the exchange privilege (discussed below) shall be the holding period applicable to the Class B

Shares or Class C Shares of such Fund acquired other than through use of the exchange privilege. For purposes of calculating the holding period applicable to a Class B Share or Class C Share of the Fund prior to conversion, a Class B Share or Class C Share of the Fund issued in connection with an exercise of the exchange privilege, or a series of exchanges, shall be deemed to have been issued on the date on which the investor's order to purchase the exchanged Class B Share or Class C Share was accepted or, in the case of a series of exchanges, when the investor's order to purchase the original Class B Share or Class C Share was accepted.

  The conversion of Class B Shares and Class C Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B Shares and Class C Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) that the conversion of Class B Shares or Class C Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares and Class C Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares or Class C Shares would occur, and Class B Shares and Class C Shares might continue to be subject to the distribution fee for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  The securities of the Fund that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if actual trade information is not available on any valuation date, are valued at the mean of the bid and asked prices. Unlisted securities in the portfolio are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on either Class A Shares, Class B Shares or Class C Shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, the Tax Free Money Fund or the Reserve Fund, subject to certain limitations herein or in such other fund's prospectus. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  Exchanges of Class A Shares of the Fund that have been charged a sales charge lower than the sales charge applicable to the other fund will have the sales charge differential imposed upon the exchange into such fund. Similarly, exchanges of any Class A Shares of other funds that have been charged a sales charge lower than the sales charge applicable to the Fund will have the sales charge differential imposed upon exchange into the Fund. Shares of other funds which have not previously been charged a sales charge (except for shares purchased via the reinvestment option) will be charged the sales charge differential applicable to Class A Shares of the Fund upon exchange into the Fund.

  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. Upon redemption of Class B Shares and Class C Shares from the Van Kampen American Capital family of funds, Class B Shares and Class C Shares which have been exchanged are subject to the contingent deferred sales charge imposed by the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges. The holding period requirements for the contingent deferred sales charge, and the conversion privilege for Class B Shares of the Fund, are determined by the date of purchase into the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Waiver of Contingent Deferred Sales Charge."

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be corre-spondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 772-8889 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B Shares and Class C Shares.

  In cases of disability, the contingent deferred sales charges on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
THE DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to a class of CDSC Shares for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of CDSC Shares to defray distribution related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to annually declare dividends to holders of each class of shares from net investment income and net short-term capital gains attributable to each respective class. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. Dividends are composed of all or a portion of investment income earned by each class of shares of the Fund plus all or a portion of net short-term capital gains by the Fund on transactions in securities and futures and options hedging transactions, less the expenses attributable to the respective class. Long-term capital gains distributions consist of the Fund's gain on transactions in securities and futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ( (800) 772-8889 for the hearing impaired) or in writing to ACCESS.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Some portion of the distributions made by the Fund generally will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Redemption or resale of shares of the Fund will be a taxable transaction for federal income tax purposes. Redeeming shareholders will recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  Income from investments in foreign securities may be subject to foreign taxation imposed by withholding. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  Further information about the Fund's performance is contained in its Annual Report and its Statement of Additional Information each of which can be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). The Fund was originally organized in 1986 as a Massachusetts business trust, was reorganized in

1988 as a sub-trust of Van Kampen Merritt Equity Trust, a Massachusetts business trust, and was reorganized as a series of the Trust as of July 31, 1995. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Pursuant to an order of the SEC, the Fund is permitted to issue an unlimited number of classes of shares. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares and Class C Shares into Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The Fund's fiscal year ends on June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to the Van Kampen American Capital Value Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn:
Correspondence.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and Shareholder account information, dial (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 772-8889.

                                              VAN KAMPEN AMERICAN CAPITAL
                                              VALUE FUND
                                              One Parkview Plaza
                                              Oakbrook Terrace, IL 60181

                                              ---------------------------------------

                                              Investment Adviser
                                              VAN KAMPEN AMERICAN CAPITAL
                                              INVESTMENT ADVISORY CORP.
                                              One Parkview Plaza
                                              Oakbrook Terrace, IL 60181

                                              Distributor
                                              VAN KAMPEN AMERICAN CAPITAL
                                              DISTRIBUTORS, INC.
                                              One Parkview Plaza
                                              Oakbrook Terrace, IL 60181

EXISTING SHAREHOLDERS--                       Transfer Agent
FOR INFORMATION ON YOUR                       ACCESS INVESTOR SERVICES, INC.
EXISTING ACCOUNT PLEASE                       P.O. Box 418256
CALL THE FUND'S TOLL-FREE                     Kansas City, MO 64141-9256
NUMBER (800) 421-5666.                        Attn: Van Kampen American Capital Funds

PROSPECTIVE INVESTORS--CALL                   Custodian
YOUR BROKER OR (800) 421-5666.                STATE STREET BANK AND
                                              TRUST COMPANY
DEALERS--FOR DEALER                           225 Franklin Street, P.O. Box 1713
INFORMATION, SELLING                          Boston, MA 02105
AGREEMENTS, WIRE ORDERS,                      Attn: Van Kampen American Capital Funds
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE                       Legal Counsel
NUMBER (800) 421-5666.                        SKADDEN, ARPS, SLATE,
                                              MEAGHER & FLOM
FOR SHAREHOLDER AND                           333 West Wacker Drive
DEALER INQUIRIES THROUGH                      Chicago, IL 60606
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)                     Independent Auditors
DIAL (800) 772-8889                           KPMG PEAT MARWICK LLP
                                              Peat Marwick Plaza
FOR AUTOMATED TELEPHONE                       303 East Wacker Drive
SERVICES DIAL (800) 421-5666                  Chicago, IL 60601

                                   VALUE FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                          , 1995

          ------  A WEALTH OF KNOWLEDGE o A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

  Van Kampen American Capital Value Fund (the "Fund") seeks long-term growth of capital. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies that are believed by the Fund's investment adviser to be selling below their intrinsic value and to offer the opportunity for significant growth of capital. There is no assurance that the Fund will achieve its investment objective. The Fund is a mutual fund whose portfolio is advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). The Fund is a separate series of Van Kampen American Capital Equity Trust (the "Trust").

  This Statement of Additional Information is not a prospectus but should be
read in conjunction with the Prospectus for the Fund dated           , 1995 (the
"Prospectus"). This Statement of Additional Information does not include all of the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2
Investment Policies and Restrictions.................................................   B-2
Additional Investment Considerations.................................................   B-4
Description of Securities Ratings....................................................   B-10
Officers and Trustees................................................................   B-18
Legal Counsel........................................................................   B-23
Investment Advisory and Other Services...............................................   B-23
Portfolio Transactions and Brokerage Allocation......................................   B-24
Tax Status of the Fund...............................................................   B-25
The Distributor......................................................................   B-25
Performance Information..............................................................   B-26

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1995.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of the Trust, an open-end management investment company. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, and Van Kampen American Capital Prospector Fund are the only series of the Trust, although other series may be organized and offered in the future.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, $0.01 par value, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability. The Trust was originally organized in 1986 as a Massachusetts business trust and reorganized as a Delaware business trust on July 31, 1995.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by
      Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its total assets from banks, (including entering into reverse repurchase agreements) which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to see D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  C: The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  I: The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.

  L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk. The rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documents.

  NR: Not rated.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sells or hold security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  Standard & Poor's assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA      A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as

  B       predominantly speculative with respect to the issuer's capacity to pay preferred

  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

  C       A preferred stock rated "C" is a non-paying issue.

  D       A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

  NR      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -- Leading market positions in well-established industries.

       -- High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    aaa: An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa: An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a: An issue which is rated 'a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'AAA' and 'AA' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    baa: An issue which is rated 'baa' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba: An issue which is rated 'ba' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b: An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa: An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    ca: An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             OFFICERS AND TRUSTEES

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser" or "Adviser"), Van Kampen American Capital Asset Management, Inc., (the "AC Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding the Van Kampen Merritt Series Trust) and each of the open-end investment companies advised by the AC Adviser.

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
2300 205th Street                   President of MDT Corporation, a company which develops
Torrance, CA 90501                  manufactures, markets and services medical and scientific
  Age: 63                           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.

Philip P. Gaughan.................. Prior to February, 1989, Managing Director and Manager of
9615 Torresdale Avenue              Municipal Bond Department, W. H. Newbold's Sons & Co.
Philadelphia, PA 19114              Trustee of each of the Van Kampen American Capital Funds.
  Age: 66

Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.

Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Age: 75

R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Director of VK/AC Holding, Inc,
  Age: 53                           Van Kampen American Capital, and McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. President, Chief Executive Officer and
                                    Trustee of each of the funds advised by the VK Adviser.
                                    Prior to December, 1991, Senior Vice President of Van
                                    Kampen Merritt Inc.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 75                           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of the Board of each of the
                                    open-end funds (except the Van Kampen Merritt Series
                                    Trust) advised by the VK Adviser.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 59                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. (NASD) and Securities Investors
                                    Protection Corp. (SIPC). Trustee of each of the Van
                                    Kampen American Capital Funds.

Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital.
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 55                           Distributor, the VK Adviser, the AC Adviser and Van
                                    Kampen American Capital Management, Inc. Director,
                                    President and Chief Executive Officer of Van Kampen
                                    American Capital Advisers, Inc. and Van Kampen American
                                    Capital Exchange Corp. Director and Executive Vice
                                    President of Advantage Capital Corporation, ACCESS
                                    Investor Services, Inc., Van Kampen American Capital
                                    Services, Inc. and Van Kampen American Capital Trust
                                    Company. Director of McCarthy, Crisanti & Maffei, Inc.
                                    President and Director, Trustee or Managing General
                                    Partner of each of the funds advised by the AC Adviser
                                    and Trustee of each of the funds advised by the VK
                                    Adviser. He is also Chairman of the Board of the Van
                                    Kampen Merritt Series Trust and closed-end investment
                                    companies advised by the VK Adviser.

David Rees......................... Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive             of Los Angeles Business Journal. A director of Source
Glendale, CA 91208                  Capital, Inc., a closed-end investment company
  Age: 71                           unaffiliated with Van Kampen American Capital, a director
                                    and the second vice president of International Institute
                                    of Los Angeles. Trustee of each of the Van Kampen
                                    American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 72                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars            the law firm of O'Melveny & Myers, legal counsel to the
Suite 700                           funds advised by the AC Adviser. Director, FPA Capital
Los Angeles, CA 90067               Fund, Inc.; FPA New Income Fund, Inc.; FPA Perennial
  Age: 63                           Fund, Inc.; Source Capital, Inc.; and TCW Convertible
                                    Security Fund, Inc. Trustee of each of the Van Kampen
                                    American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. Trustee of each of the Van Kampen American
  Age: 70                           Capital Funds and Chairman of the Board of each of the
                                    open-end funds advised by the AC Adviser.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to funds advised by the VK Adviser.
Chicago, IL 60606                   Trustee of each of the Van Kampen American Capital Funds.
  Age: 55                           He also is a Trustee of the Van Kampen Merritt Series
                                    Trust and closed-end investment companies advised by the
                                    VK Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

                                    OFFICERS

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Peter W. Hegel.......  Vice President              Executive Vice President and Portfolio
  Age: 39                                          Manager of the Adviser. Executive Vice
                                                   President of the AC Adviser. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser.

Ronald A. Nyberg.....  Vice President and          Executive Vice President, General Counsel and
  Age: 42              Secretary                   Secretary of Van Kampen American Capital.
                                                   Executive Vice President and a Director of
                                                   the VK Adviser and the Distributor. Executive
                                                   Vice President of the AC Adviser. Vice
                                                   President and Secretary of each of the Van
                                                   Kampen American Capital Funds and closed-end
                                                   funds advised by the VK Adviser. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to March 1990,
                                                   Secretary of Van Kampen Merritt Inc., the VK
                                                   Adviser and McCarthy, Crisanti & Maffei, Inc.

Edward C. Wood III...  Vice President, Treasurer   Senior Vice President of the VK Adviser. Vice
  Age: 39              and Chief Financial         President, Treasurer and Chief Financial
                       Officer                     Officer of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Nicholas Dalmaso.....  Assistant Secretary         Assistant Vice President and Attorney of Van
  Age: 30                                          Kampen American Capital. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.

Scott E. Martin......  Assistant Secretary         Senior Vice President, Deputy General Counsel
  Age: 38                                          and Assistant Secretary of Van Kampen
                                                   American Capital. Senior Vice President,
                                                   Deputy General Counsel and Secretary of the
                                                   VK Adviser and the Distributor. Assistant
                                                   Secretary of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

Weston B.              Assistant Secretary         Vice President, Associate General Counsel and
  Wetherell..........                              Assistant Secretary of Van Kampen American
  Age: 39                                          Capital, the VK Adviser and the Distributor.
                                                   Assistant Secretary of McCarthy, Crisanti &
                                                   Maffei, Inc. Assistant Secretary of each of
                                                   the Van Kampen American Capital Funds and
                                                   closed-end funds advised by the VK Adviser.

John L. Sullivan.....  Controller                  First Vice President of the VK Adviser.
  Age: 39                                          Controller of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

Steven M. Hill.......  Assistant Treasurer         Assistant Vice President of the VK Adviser.
  Age: 30                                          Assistant Treasurer of each of the Van Kampen
                                                   American Capital Funds and closed-end funds
                                                   advised by the VK Adviser.

---------------
* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and the Fund by reason of their positions with the VK Adviser. Mr. Sheehan is an interested person of the VK Adviser and the Fund by reason of his firm having acted as legal counsel to the VK Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.

  The Fund will pay each trustee who is not an affiliated person of the VK Adviser, the Distributor or Van Kampen American Capital an annual retainer of $2,500 per year and $250 per meeting of the Fund, plus expenses; except that no trustee shall receive the annual retainer at any time when the Fund's net assets are less than $25,000,000. Under the Fund's deferred compensation plan, a trustee can elect to defer all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other Van Kampen American Capital mutual funds advised by the VK Adviser or its affiliates as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of such mutual funds selected by the trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Under the Fund's retirement plan, a trustee who is receiving trustee's fees from the Fund prior to such trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each series of the Trust has similar trustee compensation, deferred compensation and retirement plan arrangements.

                             COMPENSATION TABLE(1)

                                                         PENSION OR
                                                         RETIREMENT                            TOTAL COMPENSATION
                                    AGGREGATE         BENEFITS ACCRUED    ESTIMATED ANNUAL     FROM REGISTRANT AND
                                   COMPENSATION       AS PART OF FUND      BENEFITS UPON        FUND COMPLEX PAID
            NAME                FROM REGISTRANT(2)      EXPENSES(3)        RETIREMENT(4)          TO TRUSTEE(5)
-----------------------------   ------------------    ----------------    ----------------    ---------------------
R. Craig Kennedy.............         $6,581                $ --               $2,500                $62,362
Philip G. Gaughan............          8,262                  --                2,500                 63,250
Donald C. Miller.............          6,414                  --                2,500                 62,178
Jack A. Nelson...............          6,581                  --                2,500                 62,362
Jerome L. Robinson...........          6,456                  --                2,500                 58,475
Wayne W. Whalen..............          8,143                  --                2,500                 49,875

---------------
(1) The Registrant is Van Kampen American Capital Equity Trust (the "Trust") which currently consists of six operating series, including the Fund. As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Registrant's last fiscal year ended June 30, 1995 or the Fund Complex' (as defined herein) last calendar year ended December 31, 1994. Messrs. Powell and McDonnell, Trustees of the Registrant, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Hilsman, Rees, Sheehan, Sisto and Woodside were elected as trustees of the Trust at a shareholders meeting held on July 21, 1995 and Ms. Heagy was appointed a trustee on September 7, 1995, and thus received no compensation or retirement benefits from the Registrant during its fiscal year ended June 30, 1995.

(2) The amounts shown in this column are accumulated from the Aggregate Compensation of each of the series in operation during the Registrant's fiscal year ended June 30, 1995. In a full fiscal year with all six series operating throughout the year and all having net assets exceeding $25,000,000, the estimated aggregate compensation from the Registrant would be approximately $20,000. Beginning in October 1994, each Trustee except Messrs. Gaughan and Whalen, began deferring his entire aggregate compensation paid by the Registrant. The total combined amount of deferred compensation (including interest) accrued with respect to each Trustee from the Fund Complex (as defined herein) as of December 31, 1994 is as follows: Mr. Kennedy, $14,737; Mr. Miller, $14,553; Mr. Nelson, $14,737 and Mr. Robinson, $13,725.

(3) The amounts shown in this column are the estimated Pension or Retirement Benefit Accruals by the Fund during its fiscal year ending June 30, 1995.

(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by the Fund assuming: the Trustee has 10 or more years of service on the Board of the Fund and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service may receive reduced retirement benefits from the Fund.

(5) As of December 31, 1994, the Fund Complex consisted of 20 mutual funds advised by the VK Adviser that had the same members on each funds' Board of Trustees. The amounts shown in this column were accumulated from the Aggregate Compensation of each of these 20 mutual funds in the Fund Complex during the calendar year ended December 31, 1994. The VK Adviser also served as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser, Mr. Whalen received Total Compensation of $161,850 during the calendar year ended December 31, 1994.

  As of September 29, 1995, 1995, the trustees and officers as a group own less than 1% of the Shares of the Fund.

  No officer or trustee of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.

  To the knowledge of the Fund, as of September 29, 1995, no person owned of record or beneficially 5% or more of any Fund's Class A Shares, Class B Shares or Class C Shares.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom, Chicago,
Illinois.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee owns or would own 5% or more of VK/AC Holding, Inc.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

OTHER AGREEMENTS

  FUND ACCOUNTING AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the VK Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CUSTODIAN AND INDEPENDENT AUDITORS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent auditors will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio will generally be less than 100%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.

  Shares of the Fund are offered continuously through the Distributor, One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Distributor is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a subsidiary of VK/AC Holding, Inc., a Delaware corporation that is controlled through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc., and its subsidiaries own, in the aggregate not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. Pursuant to a distribution agreement with the Fund, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem shares of the Fund and how such shares are priced is contained in the Prospectus.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum offering price) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                                  GROWTH FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Growth Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Equity Trust, an open-end management investment company commonly known as a mutual fund. The Fund's investment objective is to seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. Growth companies generally include those companies with established records of growth in sales or earnings and companies with new products, new services or new processes that the Fund's investment adviser believes offer investors in the equity securities of such companies above average potential for capital growth. Any income received on such securities is incidental to the objective of capital growth. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

    The Fund currently offers three classes of its shares (the "Alternative Sales Arrangements") which may be purchased at a price equal to their net asset value per share, plus sales charges which, at the election of the investor, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.
                                                       (Continued on next page.)
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated              , 1995, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device For the Deaf at (800) 772-8889.
                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL(SM)
                               ------------------
                 THIS PROSPECTUS IS DATED              , 1995.

(Continued from previous page.)

    Each class of shares pays ongoing distribution and service fees at an aggregate annual rate of (i) for Class A Shares, up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares, (ii) for Class B Shares, up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares and (iii) for Class C Shares up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Investors should understand that the purpose and function of the deferred sales charge and the distribution and service fees with respect to the Class A Share purchases over $1 million, Class B Shares and the Class C Shares are the same as those of the initial sales charge and the distribution and service fees with respect to the Class A Shares purchases below $1 million. Each share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the different classes have different exchange privileges. Class B Shares and Class C Shares automatically will convert to Class A Shares seven years and ten years, respectively, after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. See "Alternative Sales Arrangements" and "Purchase of Shares."

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                   PAGE
                                                                   ----
Prospectus Summary..............................................     4
Shareholder Transaction Expenses................................     7
Annual Fund Operating Expenses and Example......................     8
The Fund........................................................     9
Investment Objective and Policies...............................    10
Portfolio Securities............................................    11
Investment Practices............................................    14
Investment Advisory Services....................................    19
Alternative Sales Arrangements..................................    21
Purchase of Shares..............................................    23
Shareholder Services............................................    33
Redemption of Shares............................................    37
The Distribution and Service Plans..............................    40
Distributions from the Fund.....................................    42
Tax Status......................................................    43
Fund Performance................................................    45
Description of Shares of the Fund...............................    45
Additional Information..........................................    46

--------------------------------------------------------------------------------
  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Growth Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Equity Trust, an open-end management investment company which is a Delaware business trust. See "The Fund."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek capital growth.

INVESTMENT POLICY. The Fund will attempt to achieve its investment objective by investing principally in a diversified portfolio of common stocks and other equity securities of growth companies. Growth companies generally include those companies with established records of growth in sales or earnings and companies with new products, new services or new processes that the Fund's investment adviser believes offer investors in the equity securities of such companies above average potential for capital growth. There is no assurance that the Fund will achieve its investment objective. The net asset value per share of the Fund may increase or decrease depending on changes in the securities markets, and other factors affecting the issuers of securities in which the Fund may invest. See "Investment Objective and Policies."

INVESTMENT PRACTICES. The Fund may invest up to 25% of its assets in foreign securities. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities, and enter into repurchase agreements with selected commercial banks and broker-dealers. These investment practices entail certain risks. See "Investment Practices."

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares.

  The Fund currently offers three classes of its shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of the purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). Class A Share purchases subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "CDSC Shares".

  Class A Shares. Class A Shares are subject to an initial sales charge equal to 5.75% of the public offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Class A Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a CDSC.

  Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within six years of purchase. Class B Shares are subject to a CDSC equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced each year thereafter. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares. Class B Shares automatically will convert to Class A Shares seven years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

  Class C Shares. Class C Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within the first year after purchase. Class C Shares are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Class C Shares automatically will convert to Class A Shares ten years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

REDEMPTION. Class A Shares may be redeemed at net asset value, without charge, subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. is the Fund's investment adviser. The annual advisory fee for the Fund is 0.75% of average daily net assets, reduced on net assets over $500 million. See "Investment Advisory Services."

DISTRIBUTOR.  Van Kampen American Capital Distributors, Inc.

DISTRIBUTIONS FROM THE FUND. Distributions from net investment income and realized capital gains, if any, are made annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares and may cause the distributions relating to the different classes of shares to differ. See "Distributions from the Fund."

    The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                CLASS A       CLASS B          CLASS C
                                SHARES         SHARES           SHARES
                                -------     ------------     ------------
Maximum sales charge imposed
  on purchases (as a
  percentage of the offering
  price)......................   5.75%(1)       None             None

Maximum sales charge imposed
  on reinvested dividends
  (as a percentage of the
  offering price).............    None          None(3)          None(3)

Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price
  or redemption proceeds).....    None(2)   Year 1--4.00%    Year 1--1.00%
                                            Year 2--3.75%     After--None
                                            Year 3--3.50%
                                            Year 4--2.50%
                                            Year 5--1.50%
                                            Year 6--1.00%
                                             After--None

Redemption fees (as a
  percentage of amount
  redeemed)...................    None          None             None

Exchange fees.................    None          None             None

----------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase.

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "The Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                          CLASS A      CLASS B      CLASS C
                                          SHARES       SHARES       SHARES
                                          -------     ---------    ---------
Management fees(1) (as a percentage of
  average daily net assets).............    0.00%        0.00%        0.00%
12b-1 fees(2) (as a percentage of
  average daily net assets).............     .25%        1.00%        1.00%
Other expenses (as a percentage of
  average daily net assets).............    1.05%        1.05%        1.05%
Total expenses(1) (as a percentage of
  average daily net assets).............    1.30%        2.05%        2.05%

----------------
(1) Absent the Adviser's waiver of its fee and assumption of the expenses of the Fund, "Management fees" would have been 0.75% for each of the Class A Shares, Class B Shares and Class C Shares, and "Total expenses" would have been 1.66% for Class A Shares, 2.41% for Class B Shares and 2.41% for Class C Shares.
(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund to the selling broker as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation.

EXAMPLE:

                                                             ONE    THREE
                                                             YEAR   YEARS
                                                             ----   -----
    You would pay the following expenses on a $1,000
      investment, assuming (i) an operating expense ratio
      of 1.30% for Class A Shares, 2.05% for Class B Shares
      and 2.05% for Class C Shares, (ii) 5% annual return
      and (iii) redemption at the end of each time period:
      Class A Shares.......................................  $70     $96
      Class B Shares.......................................  $61     $99
      Class C Shares.......................................  $31     $64
    An investor would pay the following expenses on the
      same $1,000 investment assuming no redemption at the
      end of each period:
      Class A Shares.......................................  $70     $96
      Class B Shares.......................................  $21     $64
      Class C Shares.......................................  $21     $64

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "The Distribution and Service Plans" and "Redemption of Shares."

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Growth Fund (the "Fund") is a mutual fund, which pools shareholders' money to seek to achieve a specified investment objective. In technical terms, the Fund is a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek capital growth. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. Any income received on such securities is incidental to the objective of capital growth. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Fund seeks to achieve its investment objective by investing principally in common stocks and other equity securities of growth companies. Growth companies generally include those companies with established records of growth in sales or earnings and companies with new products, new services, or new processes that the Adviser believes offer investors in the equity securities of such companies above average potential for capital growth. The Fund may also invest in companies in cyclical industries during periods when the Adviser believes that such investments offer an above average potential for capital growth. The Fund may also invest in investment grade income securities for purposes of capital growth and cash management or as a temporary defensive measure. The Fund may also invest in shares of other investment companies that pursue investment objectives consistent with that of the Fund, to the extent and subject to the limitations discussed below. The Fund may invest up to 25% of its total assets in securities of foreign issuers.

  The Fund's primary approach is to seek what the Adviser believes to be above average growth opportunities on an individual company basis. The Fund may invest in securities that have above average price volatility. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance. The Fund may also invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in special situations and less seasoned companies often involve much greater risks than are inherent in more conservative investments. The Fund attempts to reduce overall exposure to risk from declines in individual security prices by spreading its investments over many different companies in a variety of industries.

------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's debt securities, preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for capital growth.

  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities and preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  INCOME SECURITIES. The Fund may invest its assets in income securities, which include primarily debt securities of various maturities. The Fund will only invest in income securities that are investment grade at the time of investment. Investment grade securities are securities that are rated at least BBB by Standard & Poor's Ratings Group ("S&P"), or at least Baa by Moody's Investors Services, Inc. ("Moody's") or comparably rated by any nationally recognized rating organization, or, if unrated, are considered by the Adviser to be of comparable quality to securities so rated. Securities in the top categories (e.g., AAA, AA, and A by S&P or Aaa, Aa, and A by Moody's) are generally regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information incorporated by reference into this Prospectus.

  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels fluctuate. To the extent that the Fund invests in income securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  WARRANTS. The Fund may invest in warrants, which are securities permitting, but not obligating, their holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than most other types of equity investment. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may retain in its portfolio any securities received upon the exercise of a warrant.

  INVESTMENTS IN SPECIAL SITUATIONS AND LESS SEASONED COMPANIES. Investments in special situations and securities of less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Special situations and securities of less seasoned companies may be subject to more abrupt or erratic market movements than more established companies. Additionally, these companies may have limited product lines, markets or financial resources, may be dependent upon a limited management group, may be subject to a greater degree of change in earnings and business prospects and may be subject to greater uncertainties generally than are more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies.

  FOREIGN SECURITIES. The Fund may invest up to 25% of the value of its total assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of the United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of may foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may also engage in the investment practices described below. These practices entail risks. The investment practices described below are not fundamental and can be changed without a vote of the shareholders of the Fund.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investment in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser, or an affiliate, would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements in a manner consistent with the foregoing guidelines and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemption order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the account of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis early with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often require more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restrictions pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules.

  BORROWINGS. The Fund is authorized to borrow money from banks (including entering into reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount excludes no more than 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchase and payment of dividends and distributions. The Fund has no current intention to borrow money other than for such temporary purposes. Accordingly, the Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the Fund's total assets. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may also invest in income securities the terms of which include elements of or are similar in effect to Strategic Transactions in which it may engage. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. To the extent that a futures contract or an option thereon is used to protect against possible changes in the market value of securities that the Fund anticipates acquiring and the Fund subsequently does not acquire such securities, the Fund will have incurred the transactional expenses associated with entering into such transaction and will be subject to the risks inherent in an unhedged purchase of such futures contract or option. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."

  DEFENSIVE STRATEGIES. When, in the judgment of the Fund's Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.

  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in a separate investment company, Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund"), that invests in a broad selection of small capitalization securities. The shares of the Small Cap Fund are available only to investment companies advised by the Adviser, or an affiliate. The Adviser believes that the use of the Small Cap Fund provides the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Small Cap Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund are borne by it, and thus indirectly by the Van Kampen American Capital funds that invest in it. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part these savings will be attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization stocks will need to be performed only once. The Adviser expects that the Small Cap Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization stocks were purchased separately for the Fund and other Van Kampen American Capital funds. The Fund's investment in the Small Cap Fund is subject to the terms and conditions set forth in an SEC exemptive order authorizing this investment.

  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies.

  The Fund will be deemed to own a pro rata portion of each investment of the Small Cap Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had five percent of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

  Portfolio Turnover. The Fund purchases securities which are believed by the Adviser to have potential for capital growth. Common stocks are disposed of in situations where it is believed that potential for such capital growth has lessened or that other common stocks have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and over $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. VK/AC Holding, Inc. is controlled, through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. The general partners of C & D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital and its subsidiaries (some of whom are officers or trustees of the Fund) own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Trustees of the Trust, of which the Fund is a series. Subject to the Trustees' authority, the Adviser and the officers of the Fund will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The Fund will pay the Adviser a fee (accrued daily and paid monthly) equal to a percentage of the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                              PERCENTAGE PER ANNUM
------------------------                              --------------------
First $500 million..................................       0.75 of 1%
Next $500 million...................................       0.70 of 1%
Over $1 billion.....................................       0.65 of 1%

  Under its investment advisory agreement, the Adviser has agreed to furnish without charge all offices, facilities, equipment and personnel necessary to manage the Fund, and the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including: the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer and dividend disbursing agent, and the custodian (including fees for safekeeping of securities); costs of calculating net asset value; costs of acquiring and disposing of portfolio securities; interest (if any) on obligations incurred by the Fund; costs of share certificates; costs of membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; costs of registering shares of the Fund under federal securities laws; miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies, excluding state securities registration expenses.

  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.

  PERSONAL INVESTING POLICIES The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees/directors, officers and employees to buy and sell securities for their personal accounts subject to procedures designed to prevent conflicts of interest including, in some instances, preclearance of trades.

  PORTFOLIO MANAGEMENT. Jeff New and Chris Perras are co-managers of the Fund and are primarily responsible for the day-to-day management of the Fund's investment portfolio. Messrs. New and Perras have been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. New has been an associate portfolio manager with Van Kampen American Capital Asset Management, Inc. since 1994. Since 1991, Mr. New was an associate portfolio manager with Van Kampen American Capital Asset Management, Inc. Prior to that time, he was a securities analyst with Texas Commerce Investment Management Company. Mr. Perras has been an associate portfolio manager with Van Kampen American Capital Asset Management, Inc. since February 1995. Prior to that time, he was an assistant portfolio manager and investment analyst with Hellman Jordan Management Co. Each portfolio manager is an employee of the Adviser.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (the "Class A Shares") or (b) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). Shares subject to a contingent deferred sales charge ("CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares or Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share purchases under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares (discussed below). Investors who intend to hold their shares for a significantly long time may not wish to continue to bear the ongoing distribution and service expenses of Class C Shares, which, in the aggregate, eventually would exceed the aggregate amount of the initial sales charge and distribution and service expenses applicable to Class A Shares, irrespective of the fact that a CDSC would eventually not apply to a redemption of such Class C Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. The Class B Shares and Class C Shares are subject to a conversion feature (discussed below). Generally, a class of shares subject to a higher ongoing distribution fee, service fee or, where applicable, the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee, service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) SEC registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that shall be approved by the SEC pursuant to an amended exemptive order. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers shares for sale to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.

  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer, or financial intermediary or directly with the Distributor, plus any applicable sales charge. Sales personnel or brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer, or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933.

SALES CHARGE TABLE

                                                                        DEALER
                                                                      CONCESSION
                                                                      OR AGENCY
                                                                      COMMISSION
                                            TOTAL SALES CHARGE        ----------
                                        --------------------------    PERCENTAGE
                                        PERCENTAGE     PERCENTAGE         OF
         SIZE OF TRANSACTION            OF OFFERING      OF NET        OFFERING
          AT OFFERING PRICE                PRICE       ASSET VALUE      PRICE
------------------------------------------------------------------------------
Less than $50,000....................       5.75%          6.10%         5.00%
$50,000 but less than $100,000.......       4.75           4.99          4.00
$100,000 but less than $250,000......       3.75           3.90          3.00
$250,000 but less than $500,000......       2.75           2.83          2.25
$500,000 but less than $1,000,000....       2.00           2.04          1.75
$1,000,000 or more*..................        *              *             *

------------------------------------------------------------------------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  As used herein, "any person" eligible for a reduced sales charge includes an individual, their spouse and minor children (and any trust or custodial accounts for their benefit) and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.

  VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund alone, or in combination with other shares of the Fund and shares of other Participating Funds although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer or financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide the Fund's transfer agent with appropriate backup data for each participating investor in a computerized format fully compatible with the transfer agent's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees of funds advised by the Adviser, Van Kampen American Capital Asset Management, Inc. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in the Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with the Fund's transfer agent, the investment adviser, trust company or bank trust department, provided that the Fund's transfer agent receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Funds, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a contingent deferred sales charge at the rates set forth below. The amount of the contingent deferred sales charge will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the contingent deferred sales charge applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a contingent deferred sales charge is applicable to a redemption of shares from a class of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the contingent deferred sales charge no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a contingent deferred sales charge is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares (as set forth below) at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                       CONTINGENT DEFERRED
                                                        SALES CHARGE AS A
                                                          PERCENTAGE OF
                                                          DOLLAR AMOUNT
YEAR SINCE PURCHASE                                     SUBJECT TO CHARGE
-------------------                                    -------------------
First......................................................  4.00%
Second.....................................................  3.75%
Third......................................................  3.50%
Fourth.....................................................  2.50%
Fifth......................................................  1.50%
Sixth......................................................  1.00%
Seventh and after..........................................  0.00%

  The contingent deferred sales charge generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a contingent deferred sales charge of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a contingent deferred sales charge.

  CONVERSION FEATURE. Class B Shares and Class C Shares will automatically convert to Class A Shares seven years or ten years, respectively, after the end of the month in which a shareholder's order to purchase the shares was accepted and will no longer be subject to the distribution fees. The purpose of the conversion feature is to relieve the holders of Class B Shares and Class C Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares or Class C Shares from most of the burden of the ongoing distribution fee. The Fund does not expect to issue any stock certificates upon conversion.

  For purposes of conversion to Class A Shares, Class B Shares or Class C Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares and Class C Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares or Class C Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares or Class C Shares in the sub-account also will convert to Class A Shares. The holding period applicable to a Class B Share or Class C Share acquired through the use of the exchange privilege (discussed below) shall be the holding period applicable to the Class B Shares or Class C Shares of such Fund acquired other than through use of the exchange privilege. For purposes of calculating the holding period applicable to a Class B Share or Class C Share of the Fund prior to conversion, a Class B Share or

Class C Share of the Fund issued in connection with an exercise of the exchange privilege, or a series of exchanges, shall be deemed to have been issued on the date on which the investor's order to purchase the exchanged Class B Share or Class C Share was accepted or, in the case of a series of exchanges, when the investor's order to purchase the original Class B Share or Class C Share was accepted.

  The conversion of Class B Shares and Class C Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B Shares and Class C Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) that the conversion of Class B Shares or Class C Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares and Class C Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares or Class C Shares would occur, and Class B Shares and Class C Shares might continue to be subject to the distribution fee for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  The securities of the Fund that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if actual trade information is not available on any valuation date, are valued at the mean of the bid and asked prices. Unlisted securities in the portfolio are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on either Class A Shares, Class B Shares or Class C Shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, the Tax Free Money Fund or the Reserve Fund, subject to certain limitations herein or in such other fund's prospectus. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  Exchanges of Class A Shares of the Fund that have been charged a sales charge lower than the sales charge applicable to the other fund will have the sales charge differential imposed upon the exchange into such fund. Similarly, exchanges of any Class A Shares of other funds that have been charged a sales charge lower than the sales charge applicable to the Fund will have the sales charge differential imposed upon exchange into the Fund. Shares of other funds which have not previously been charged a sales charge (except for shares purchased via the reinvestment option) will be charged the sales charge differential applicable to Class A Shares of the Fund upon exchange into the Fund.

  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. Upon redemption of Class B Shares and Class C Shares from the Van Kampen American Capital family of funds, Class B Shares and Class C Shares which have been exchanged are subject to the contingent deferred sales charge imposed by the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges. The holding period requirements for the contingent deferred sales charge, and the conversion privilege for Class B Shares of the Fund, are determined by the date of purchase into the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively,

"VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Waiver of Contingent Deferred Sales Charge."

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 772-8889 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by

ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B Shares and Class C Shares.

  In cases of disability, the contingent deferred sales charges on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
THE DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the

Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to a class of CDSC Shares for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of CDSC Shares to defray distribution related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to annually declare dividends to holders of each class of shares from net investment income and net short-term capital gains attributable to each respective class. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. Dividends are composed of all or a portion of investment income earned by each class of shares of the Fund plus all or a portion of net short-term capital gains by the Fund on transactions in securities and futures and options hedging transactions, less the expenses attributable to the respective class. Long-term capital gains distributions consist of the Fund's gain on transactions in securities and futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ( (800) 772-8889 for the hearing impaired) or in writing to ACCESS.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Some portion of the distributions made by the Fund generally will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Redemption or resale of shares of the Fund will be a taxable transaction for federal income tax purposes. Redeeming shareholders will recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  Income from investments in foreign securities may be subject to foreign taxation imposed by withholding. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  Further information about the Fund's performance is contained in its Annual Report and its Statement of Additional Information each of which can be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). The Fund was originally organized in 1986 as a Massachusetts business trust, was reorganized in 1988 as a sub-trust of Van Kampen Merritt Equity Trust, a Massachusetts business trust, and was reorganized as a series of the Trust as of July 31, 1995. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Pursuant to an order of the SEC, the Fund is permitted to issue an unlimited number of classes of shares. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares and Class C Shares into Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The Fund's fiscal year ends on June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to the Van Kampen American Capital Growth Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn:
Correspondence.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and Shareholder account information, dial (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 772-8889.

                                            VAN KAMPEN AMERICAN CAPITAL
                                            GROWTH FUND
                                            One Parkview Plaza
                                            Oakbrook Terrace, IL 60181

                                            ---------------------------------------

                                            Investment Adviser
                                            VAN KAMPEN AMERICAN CAPITAL
                                            INVESTMENT ADVISORY CORP.
                                            One Parkview Plaza
                                            Oakbrook Terrace, IL 60181

                                            Distributor
                                            VAN KAMPEN AMERICAN CAPITAL
                                            DISTRIBUTORS, INC.
                                            One Parkview Plaza
                                            Oakbrook Terrace, IL 60181

EXISTING SHAREHOLDERS--                     Transfer Agent
FOR INFORMATION ON YOUR                     ACCESS INVESTOR SERVICES, INC.
EXISTING ACCOUNT PLEASE                     P.O. Box 418256
CALL THE FUND'S TOLL-FREE                   Kansas City, MO 64141-9256
NUMBER (800) 421-5666.                      Attn: Van Kampen American Capital Funds

PROSPECTIVE INVESTORS--CALL                 Custodian
YOUR BROKER OR (800) 421-5666.              STATE STREET BANK AND
                                            TRUST COMPANY
DEALERS--FOR DEALER                         225 Franklin Street, P.O. Box 1713
INFORMATION, SELLING                        Boston, MA 02105
AGREEMENTS, WIRE ORDERS,                    Attn: Van Kampen American Capital Funds
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE                     Legal Counsel
NUMBER (800) 421-5666.                      SKADDEN, ARPS, SLATE,
                                            MEAGHER & FLOM
FOR SHAREHOLDER AND                         333 West Wacker Drive
DEALER INQUIRIES THROUGH                    Chicago, IL 60606
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)                   Independent Auditors
DIAL (800) 772-8889                         KPMG PEAT MARWICK LLP
                                            Peat Marwick Plaza
FOR AUTOMATED TELEPHONE                     303 East Wacker Drive
SERVICES DIAL (800) 421-5666                Chicago, IL 60601



                                  GROWTH FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                          , 1995

         ------  A WEALTH OF KNOWLEDGE o A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL

------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                    VAN KAMPEN AMERICAN CAPITAL GROWTH FUND

  Van Kampen American Capital Growth Fund (the "Fund") seeks capital growth. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. Growth companies generally include those companies with established records of growth in sales or earnings and companies with new products, new services or new processes that the Fund's investment adviser believes offer investors in the equity securities of such companies above average potential for capital growth. There is no assurance that the Fund will achieve its investment objective. The Fund is a mutual fund whose portfolio is advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). The Fund is a separate series of Van Kampen American Capital Equity Trust (the "Trust").

  This Statement of Additional Information is not a prospectus but should be
read in conjunction with the Prospectus for the Fund dated           , 1995 (the
"Prospectus"). This Statement of Additional Information does not include all of the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.


                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2

Investment Policies and Restrictions.................................................   B-2

Additional Investment Considerations.................................................   B-4

Description of Securities Ratings....................................................   B-11

Officers and Trustees................................................................   B-18

Legal Counsel........................................................................   B-23

Investment Advisory and Other Services...............................................   B-23

Portfolio Transactions and Brokerage Allocation......................................   B-24

Tax Status of the Fund...............................................................   B-25

The Distributor......................................................................   B-25

Performance Information..............................................................   B-26

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1995.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of the Trust, an open-end management investment company. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, and Van Kampen American Capital Prospector Fund are the only series of the Trust, although other series may be organized and offered in the future.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, $0.01 par value, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability. The Trust was originally organized in 1986 as a Massachusetts business trust, and reorganized as a Delaware business trust as of July 31, 1995.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by rule or order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its total assets from banks, (including entering into reverse repurchase agreements) which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures, (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protest against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to see D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  c: The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  i: The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.

  L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk. The rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documents.

  NR: Not rated.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sells or hold security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  Standard & Poor's assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA      A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as

  B       predominantly speculative with respect to the issuer's capacity to pay preferred

  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

  C       A preferred stock rated "C" is a non-paying issue.

  D       A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

  NR      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -- Leading market positions in well-established industries.

       -- High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    aaa: An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa: An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a: An issue which is rated 'a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'AAA' and 'AA' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    baa: An issue which is rated 'baa' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba: An issue which is rated 'ba' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b: An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa: An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    ca: An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             OFFICERS AND TRUSTEES

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser" or "Adviser"), Van Kampen American Capital Asset Management, Inc., (the "AC Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding the Van Kampen Merritt Series Trust) and each of the open-end investment companies advised by the AC Adviser.

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
2300 205th Street                   President of MDT Corporation, a company which develops
Torrance, CA 90501                  manufactures, markets and services medical and scientific
  Age: 63                           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.

Philip P. Gaughan.................. Prior to February, 1989, Managing Director and Manager of
9615 Torresdale Avenue              Municipal Bond Department, W. H. Newbold's Sons & Co.
Philadelphia, PA 19114              Trustee of each of the Van Kampen American Capital Funds.
  Age: 66

Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, as executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.

Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Age: 75

R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Director of VK/AC Holding, Inc,
  Age: 53                           Van Kampen American Capital, and McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. President, Chief Executive Officer and
                                    Trustee of each of the funds advised by the VK Adviser.
                                    Prior to December, 1991, Senior Vice President of Van
                                    Kampen Merritt Inc.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 75                           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of the Board of each of the
                                    open-end funds (except the Van Kampen Merritt Series
                                    Trust) advised by the VK Adviser.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 59                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. (NASD) and Securities Investors
                                    Protection Corp. (SIPC). Trustee of each of the Van
                                    Kampen American Capital Funds.

Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital.
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 55                           Distributor, the VK Adviser, the AC Adviser and Van
                                    Kampen American Capital Management, Inc. Director,
                                    President and Chief Executive Officer of Van Kampen
                                    American Capital Advisers, Inc. and Van Kampen American
                                    Capital Exchange Corp. Director and Executive Vice
                                    President of Advantage Capital Corporation, ACCESS
                                    Investor Services, Inc., Van Kampen American Capital
                                    Services, Inc. and Van Kampen American Capital Trust
                                    Company. Director of McCarthy, Crisanti & Maffei, Inc.
                                    President and Director, Trustee or Managing General
                                    Partner of each of the funds advised by the AC Adviser
                                    and Trustee of each of the funds advised by the VK
                                    Adviser. He is also Chairman of the Board of the Van
                                    Kampen Merritt Series Trust and closed-end investment
                                    companies advised by the VK Adviser.

David Rees......................... Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive             of Los Angeles Business Journal. A director of Source
Glendale, CA 91208                  Capital, Inc., a closed-end investment company
  Age: 71                           unaffiliated with Van Kampen American Capital, a director
                                    and the second vice president of International Institute
                                    of Los Angeles. Trustee of each of the Van Kampen
                                    American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 72                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars            the law firm of O'Melveny & Myers, legal counsel to the
Suite 700                           funds advised by the AC Adviser. Director, FPA Capital
Los Angeles, CA 90067               Fund, Inc.; FPA New Income Fund, Inc.; FPA Perennial
  Age: 63                           Fund, Inc.; Source Capital, Inc.; and TCW Convertible
                                    Security Fund, Inc. Trustee of each of the Van Kampen
                                    American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. Trustee of each of the Van Kampen American
  Age: 70                           Capital Funds and Chairman of the Board of each of the
                                    open-end funds advised by the AC Adviser.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to funds advised by the VK Adviser.
Chicago, IL 60606                   Trustee of each of the Van Kampen American Capital Funds.
  Age: 55                           He also is a Trustee of the Van Kampen Merritt Series
                                    Trust and closed-end investment companies advised by the
                                    VK Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

                                    OFFICERS

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Peter W. Hegel.......  Vice President              Executive Vice President and Portfolio
  Age: 39                                          Manager of the Adviser. Executive Vice
                                                   President of the AC Adviser. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser.

Ronald A. Nyberg.....  Vice President and          Executive Vice President, General Counsel and
  Age: 42              Secretary                   Secretary of Van Kampen American Capital.
                                                   Executive Vice President and a Director of
                                                   the VK Adviser and the Distributor. Executive
                                                   Vice President of the AC Adviser. Vice
                                                   President and Secretary of each of the Van
                                                   Kampen American Capital Funds and closed-end
                                                   funds advised by the VK Adviser. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to March 1990,
                                                   Secretary of Van Kampen Merritt Inc., the VK
                                                   Adviser and McCarthy, Crisanti & Maffei, Inc.

Edward C. Wood III...  Vice President, Treasurer   Senior Vice President of the VK Adviser. Vice
  Age: 39              and Chief Financial         President, Treasurer and Chief Financial
                       Officer                     Officer of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Nicholas Dalmaso.....  Assistant Secretary         Assistant Vice President and Attorney of Van
  Age: 30                                          Kampen American Capital. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.

Scott E. Martin......  Assistant Secretary         Senior Vice President, Deputy General Counsel
  Age: 38                                          and Assistant Secretary of Van Kampen
                                                   American Capital. Senior Vice President,
                                                   Deputy General Counsel and Secretary of the
                                                   VK Adviser and the Distributor. Assistant
                                                   Secretary of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

Weston B. Wetherell... Assistant Secretary         Vice President, Associate General Counsel and
  Age: 39                                          Assistant Secretary of Van Kampen American
                                                   Capital, the VK Adviser and the Distributor.
                                                   Assistant Secretary of McCarthy, Crisanti &
                                                   Maffei, Inc. Assistant Secretary of each of
                                                   the Van Kampen American Capital Funds and
                                                   closed-end funds advised by the VK Adviser.

John L. Sullivan.....  Controller                  First Vice President of the VK Adviser.
  Age: 39                                          Controller of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

Steven M. Hill.......  Assistant Treasurer         Assistant Vice President of the VK Adviser.
  Age: 30                                          Assistant Treasurer of each of the Van Kampen
                                                   American Capital Funds and closed-end funds
                                                   advised by the VK Adviser.

---------------
* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and the Fund by reason of their positions with the VK Adviser. Mr. Sheehan is an interested person of the VK Adviser and the Fund by reason of his firm having acted as legal counsel to the VK Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.

  The Fund will pay each trustee who is not an affiliated person of the VK Adviser, the Distributor or Van Kampen American Capital an annual retainer of $2,500 per year and $250 per meeting of the Fund, plus expenses; except that no trustee shall receive the annual retainer at any time when the Fund's net assets are less than $25,000,000. Under the Fund's deferred compensation plan, a trustee can elect to defer all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other Van Kampen American Capital mutual funds advised by the VK Adviser or its affiliates as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of such mutual funds selected by the trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Under the Fund's retirement plan, a trustee who is receiving trustee's fees from the Fund prior to such trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each series of the Trust has similar trustee compensation, deferred compensation and retirement plan arrangements.

                             COMPENSATION TABLE(1)

                                                         PENSION OR
                                                         RETIREMENT                            TOTAL COMPENSATION
                                    AGGREGATE         BENEFITS ACCRUED    ESTIMATED ANNUAL     FROM REGISTRANT AND
                                   COMPENSATION       AS PART OF FUND      BENEFITS UPON        FUND COMPLEX PAID
            NAME                FROM REGISTRANT(2)      EXPENSES(3)        RETIREMENT(4)          TO TRUSTEE(5)
-----------------------------   ------------------    ----------------    ----------------    ---------------------
R. Craig Kennedy.............         $6,581                $ --               $2,500                $62,362
Philip G. Gaughan............          8,262                  --                2,500                 63,250
Donald C. Miller.............          6,414                  --                2,500                 62,178
Jack A. Nelson...............          6,581                  --                2,500                 62,362
Jerome L. Robinson...........          6,456                  --                2,500                 58,475
Wayne W. Whalen..............          8,143                  --                2,500                 49,875

---------------
(1) The Registrant is Van Kampen American Capital Equity Trust (the "Trust") which currently consists of six operating series, including the Fund. As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Registrant's last fiscal year ended June 30, 1995 or the Fund Complex' (as defined herein) last calendar year ended December 31, 1994. Messrs. Powell and McDonnell, Trustees of the Registrant, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Hilsman, Rees, Sheehan, Sisto and Woodside were elected as trustees of the Trust at a shareholders meeting held on July 21, 1995 and Ms. Heagy was appointed a trustee on September 7, 1995, and thus received no compensation or retirement benefits from the Registrant during its fiscal year ended June 30, 1995.

(2) The amounts shown in this column are accumulated from the Aggregate Compensation of each of the series in operation during the Registrant's fiscal year ended June 30, 1995. In a full fiscal year with all six series operating throughout the year and all having net assets exceeding $25,000,000, the estimated aggregate compensation from the Registrant would be approximately $20,000. Beginning in October 1994, each Trustee except Messrs. Gaughan and Whalen, began deferring his entire aggregate compensation paid by the Registrant. The total combined amount of deferred compensation (including interest) accrued with respect to each Trustee from the Fund Complex (as defined herein) as of December 31, 1994 is as follows: Mr. Kennedy, $14,737; Mr. Miller, $14,553; Mr. Nelson, $14,737 and Mr. Robinson, $13,725.

(3) The amounts shown in this column are the estimated Pension or Retirement Benefit Accruals by the Fund during its fiscal year ending June 30, 1995.

(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by the Fund assuming: the Trustee has 10 or more years of service on the Board of the Fund and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service may receive reduced retirement benefits from the Fund.

(5) As of December 31, 1994, the Fund Complex consisted of 20 mutual funds advised by the VK Adviser that had the same members on each funds' Board of Trustees. The amounts shown in this column were accumulated from the Aggregate Compensation of each of these 20 mutual funds in the Fund Complex during the calendar year ended December 31, 1994. The VK Adviser also served as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser, Mr. Whalen received Total Compensation of $161,850 during the calendar year ended December 31, 1994.

  As of September 29, 1995, the trustees and officers as a group own less than 1% of the Shares of the Fund.

  No officer or trustee of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.

  To the knowledge of the Fund, as of September 29, 1995, no person owned of record or beneficially 5% or more of any Fund's Class A Shares, Class B Shares or Class C Shares.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom, Chicago,
Illinois.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee owns or would own 5% or more of VK/AC Holding, Inc.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

OTHER AGREEMENTS

  FUND ACCOUNTING AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the VK Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CUSTODIAN AND INDEPENDENT AUDITORS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent auditors will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio will generally be less than 100%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.

  Shares of the Fund are offered continuously through the Distributor, One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Distributor is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a subsidiary of VK/AC Holding, Inc., a Delaware corporation that is controlled through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc., and its subsidiaries own, in the aggregate not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. Pursuant to a distribution agreement with the Fund, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem shares of the Fund and how such shares are priced is contained in the Prospectus.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum offering price) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                         GREAT AMERICAN COMPANIES FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Great American Companies Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Equity Trust, an open-end management investment company commonly known as a mutual fund. The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. Any income received on such securities is incidental to the objective of long-term growth of capital. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

    The Fund currently offers three classes of its shares (the "Alternative Sales Arrangements") which may be purchased at a price equal to their net asset value per share, plus sales charges which, at the election of the investor, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.
                                                       (Continued on next page.)
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated              , 1995, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device For the Deaf at (800) 772-8889.
                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL(SM)

                               ------------------
                THIS PROSPECTUS IS DATED                , 1995.

(Continued from previous page.)

    Each class of shares pays ongoing distribution and service fees at an aggregate annual rate of (i) for Class A Shares, up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares, (ii) for Class B Shares, up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares and (iii) for Class C Shares up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Investors should understand that the purpose and function of the deferred sales charge and the distribution and service fees with respect to the Class A Share purchases over $1 million, Class B Shares and the Class C Shares are the same as those of the initial sales charge and the distribution and service fees with respect to the Class A Shares purchases below $1 million. Each share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the different classes have different exchange privileges. Class B Shares and Class C Shares automatically will convert to Class A Shares seven years and ten years, respectively, after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. See "Alternative Sales Arrangements" and "Purchase of Shares."

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                   PAGE
                                                                   ----
Prospectus Summary..............................................     4
Shareholder Transaction Expenses................................     7
Annual Fund Operating Expenses and Example......................     8
The Fund........................................................     9
Investment Objective and Policies...............................    10
Portfolio Securities............................................    10
Investment Practices............................................    12
Investment Advisory Services....................................    17
Alternative Sales Arrangements..................................    18
Purchase of Shares..............................................    20
Shareholder Services............................................    30
Redemption of Shares............................................    34
The Distribution and Service Plans..............................    37
Distributions from the Fund.....................................    39
Tax Status......................................................    40
Fund Performance................................................    42
Description of Shares of the Fund...............................    42
Additional Information..........................................    43

--------------------------------------------------------------------------------
  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Great American Companies Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Equity Trust, an open-end management investment company which is a Delaware business trust. See "The Fund."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek long-term growth of capital.

INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. There is no assurance that the Fund will achieve its investment objective. The net asset value per share of the Fund may increase or decrease depending on changes in the securities markets, and other factors affecting the issuers of securities in which the Fund may invest. See "Investment Objective and Policies."

INVESTMENT PRACTICES. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities, and enter into repurchase agreements with selected commercial banks and broker-dealers. These investment practices entail certain risks. See "Investment Practices."

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares.

  The Fund currently offers three classes of its shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of the purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). Class A Share purchases over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "CDSC Shares."

  Class A Shares. Class A Shares are subject to an initial sales charge equal to 5.75% of the public offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Class A Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a CDSC.

  Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within six years of purchase. Class B Shares are subject to a CDSC equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced each year thereafter. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares. Class B Shares automatically will convert to Class A Shares seven years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

  Class C Shares. Class C Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within the first year after purchase. Class C Shares are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Class C Shares automatically will convert to Class A Shares ten years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

REDEMPTION. Class A Shares may be redeemed at net asset value, without charge, subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. is the Fund's investment adviser. The annual advisory fee for the Fund is 0.70% of average daily net assets, reduced on net assets over $500 million. See "Investment Advisory Services."

DISTRIBUTOR.  Van Kampen American Capital Distributors, Inc.

DISTRIBUTIONS FROM THE FUND. Distributions from net investment income and realized capital gains, if any, are made annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares and may cause the distributions relating to the different classes of shares to differ. See "Distributions from the Fund."

    The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                CLASS A       CLASS B          CLASS C
                                SHARES         SHARES           SHARES
                                -------     ------------     ------------
Maximum sales charge imposed
  on purchases (as a
  percentage of the offering
  price)......................   5.75%(1)       None             None

Maximum sales charge imposed
  on reinvested dividends
  (as a percentage of the
  offering price).............    None          None(3)          None(3)

Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price
  or redemption proceeds).....    None(2)   Year 1--4.00%    Year 1--1.00%
                                            Year 2--3.75%     After--None
                                            Year 3--3.50%
                                            Year 4--2.50%
                                            Year 5--1.50%
                                            Year 6--1.00%
                                             After--None

Redemption fees (as a
  percentage of amount
  redeemed)...................    None          None             None

Exchange fees.................    None          None             None

----------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase.

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "The Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                          CLASS A      CLASS B      CLASS C
                                          SHARES       SHARES       SHARES
                                          -------     ---------    ---------
Management fees(1) (as a percentage of
  average daily net assets).............    0.00%        0.00%        0.00%
12b-1 fees(2) (as a percentage of
  average daily net assets).............     .25%        1.00%        1.00%
Other expenses (as a percentage of
  average daily net assets).............    1.00%        1.00%        1.00%
Total expenses(1) (as a percentage of
  average daily net assets).............    1.25%        2.00%        2.00%

----------------

(1) Absent the Adviser's waiver of its fee and assumption of the expenses of the Fund, "Management fees" would have been 0.70% for each of the Class A Shares, Class B Shares and Class C Shares, and "Total expneses" would have been 1.61% for Class A Shares, 2.36% for Class B Shares and 2.36% for Class C Shares.

(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund to the selling broker as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation.

EXAMPLE:

                                                             ONE    THREE
                                                             YEAR   YEARS
                                                             ----   -----
    You would pay the following expenses on a $1,000
      investment, assuming (i) an operating expense ratio
      of 1.25% for Class A Shares, 2.00% for Class B Shares
      and 2.00% for Class C Shares, (ii) 5% annual return
      and (iii) redemption at the end of each time period:
      Class A Shares.......................................  $70     $95
      Class B Shares.......................................  $60     $98
      Class C Shares.......................................  $30     $63
    An investor would pay the following expenses on the
      same $1,000 investment assuming no redemption at the
      end of each period:
      Class A Shares.......................................  $70     $95
      Class B Shares.......................................  $20     $63
      Class C Shares.......................................  $20     $63

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "The Distribution and Service Plans" and "Redemption of Shares."

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Great American Companies Fund (the "Fund") is a mutual fund, which pools shareholders' money to seek to achieve a specified investment objective. In technical terms, the Fund is a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek long-term growth of capital. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. Any income received on such securities is incidental to the objective of long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the Adviser's view, have achieved leading and sustainable market positions within their U.S. industrial sectors. The Adviser believes that leading U.S. companies are identified as those companies who exhibit competitive and financial superiority. Competitive superiority may be based on factors such as manufacturing excellence, product innovation, marketing strength, or other factors. Financial superiority may be seen in superior returns on equity, and other return measures; or in superior balance sheet measures, and other financial flexibility measures. There ordinarily is more than one leading company in an industrial sector. In selecting portfolio investments, the Adviser will employ traditional valuation measures, such as price/earnings and price/cash flow ratios to determine whether the equity securities of those companies with competitive and financial strength have reasonable valuations relative to the overall market. The Fund ordinarily will not invest in common stocks or other equity securities that the Adviser believes are overvalued.

  The Fund may also invest in investment grade income securities for purposes of growth of capital and cash management or as a temporary defensive measure. The Fund may invest up to 5% of its total assets in securities of foreign issuers. See discussion in the Statement of Additional Information.

------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's, debt securities, preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for appreciation.

  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities and preferred stock. A convertible security is a bond debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  INCOME SECURITIES. The Fund may invest its assets in income securities, which include primarily debt securities of various maturities. The Fund will invest only in income securities that are investment grade at the time of investment. Investment grade securities are securities that are rated at least BBB by Standard & Poor's Ratings Group ("S&P"), or at least Baa by Moody's Investors Services, Inc. ("Moody's") or comparably rated by any other nationally recognized rating organization, or, if unrated, considered by the Adviser to be of comparable quality to securities so rated. Securities in the top categories (e.g., AAA, AA, and A by S&P or Aaa, Aa, and A by Moody's) are generally regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information incorporated by reference into this Prospectus.

  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels increase. To the extent that the Fund invests in income securities, the net asset value of the Fund can be expected to change as general levels of interest rates increase. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may also engage in the investment practices described below. These purchases entail risks. The investment practices described below are not fundamental and can be changed without a vote of the shareholders of the Fund.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investment in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser, or an affiliate, would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements in a manner consistent with the foregoing guidelines and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules.

  BORROWINGS. The Fund is authorized to borrow money from banks (including entering into reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount excludes no more than 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchases and payment of dividends and distributions. The Fund has no current intention to borrow money other than for such temporary purposes. Accordingly, the Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the Fund's total assets. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may also invest in income securities the terms of which include elements of or are similar in effect to Strategic Transactions in which it may engage. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. To the extent that a futures contract or an option thereon is used to protect against possible changes in the market value of securities that the Fund anticipates acquiring and the Fund subsequently does not acquire such securities, the Fund will have incurred the transactional expenses associated with entering into such transaction and will be subject to the risks inherent in an unhedged purchase of such futures contract or option. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."

  DEFENSIVE STRATEGIES. When, in the judgment of the Fund's Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

  PORTFOLIO TURNOVER. The Fund purchases securities which are believed by the Adviser to have potential for long-term growth of capital. Common stocks are disposed of in situations where it is believed that potential for such capital growth has lessened or that other common stocks have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and over $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. VK/AC Holding, Inc. is controlled, through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. The general partners of C & D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital and its subsidiaries (some of whom are officers or trustees of the Fund) own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Trustees of the Trust, of which the Fund is a series. Subject to the Trustees' authority, the Adviser and the officers of the Fund will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The Fund will pay the Adviser a fee (accrued daily and paid monthly) equal to a percentage of the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                              PERCENTAGE PER ANNUM
------------------------                              --------------------
First $500 million..................................       0.70 of 1%
Next $500 million...................................       0.65 of 1%
Over $1 billion.....................................       0.60 of 1%

  Under its investment advisory agreement, the Adviser has agreed to furnish without charge all offices, facilities, equipment and personnel necessary to manage the Fund, and the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including: the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer and dividend disbursing agent, and the custodian (including fees for safekeeping of securities); costs of calculating net asset value; costs of acquiring and disposing of portfolio securities; interest (if any) on obligations incurred by the Fund; costs of share certificates; costs of membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; costs of registering shares of the Fund under federal securities laws; miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies, excluding state securities registration expenses.

  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.

  PERSONAL INVESTING POLICIES The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees/directors, officers and employees to buy and sell securities for their personal accounts subject to procedures designed to prevent conflicts of interest including, in some instances, preclearance of trades.

  PORTFOLIO MANAGEMENT. Stephen Boyd and Evan Harrel are co-managers of the Fund and are primarily responsible for the day-to-day management of the Fund's investment portfolio. Messrs. Boyd and Harrel have been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. Boyd has been Senior Vice President -- Portfolio Manager of Van Kampen American Capital Asset Management, Inc. since May 1989. Mr. Harrel has been associate portfolio manager of Van Kampen American Capital Asset Management, Inc. since May 1994. Prior to that time, he was a vice president with Fayez Sarofim & Co. Each portfolio manager is an employee of the Adviser.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (the "Class A Shares") or (b) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). Shares subject to a contingent deferred sales charge ("CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares or Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share purchases under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares (discussed below). Investors who intend to hold their shares for a significantly long time may not wish to continue to bear the ongoing distribution and service expenses of Class C Shares, which, in the aggregate, eventually would exceed the aggregate amount of the initial sales charge and distribution and service expenses applicable to Class A Shares, irrespective of the fact that a CDSC would eventually not apply to a redemption of such Class C Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respec-tive class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) has a different exchange privilege. The Class B Shares and Class C Shares are subject to a conversion feature (discussed below). Generally, a class of shares subject to a higher ongoing distribution fee, service fee or, where applicable, the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee, service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) SEC registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that shall be approved by the SEC pursuant to an amended exemptive order. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers shares for sale to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.

  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer, or financial intermediary or directly with the Distributor, plus any applicable sales charge. Sales personnel or brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer, or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933.

SALES CHARGE TABLE

                                                                        DEALER
                                                                      CONCESSION
                                                                      OR AGENCY
                                                                      COMMISSION
                                            TOTAL SALES CHARGE        ----------
                                        --------------------------    PERCENTAGE
                                        PERCENTAGE     PERCENTAGE         OF
         SIZE OF TRANSACTION            OF OFFERING      OF NET        OFFERING
          AT OFFERING PRICE                PRICE       ASSET VALUE      PRICE
------------------------------------------------------------------------------
Less than $50,000....................       5.75%          6.10%         5.00%
$50,000 but less than $100,000.......       4.75           4.99          4.00
$100,000 but less than $250,000......       3.75           3.90          3.00
$250,000 but less than $500,000......       2.75           2.83          2.25
$500,000 but less than $1,000,000....       2.00           2.04          1.75
$1,000,000 or more*..................      *              *              *

------------------------------------------------------------------------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  As used herein, "any person" eligible for a reduced sales charge includes an individual, their spouse and minor children (and any trust or custodial accounts for their benefit) and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.

  VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund alone, or in combination with other shares of the Fund and shares of other Participating Funds although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer or financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide the Fund's transfer agent with appropriate backup data for each participating investor in a computerized format fully compatible with the transfer agent's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees of funds advised by the Adviser, Van Kampen American Capital Asset Management, Inc. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in the Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with the Fund's transfer agent, the investment adviser, trust company or bank trust department, provided that the Fund's transfer agent receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Funds, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a contingent deferred sales charge at the rates set forth below. The amount of the contingent deferred sales charge will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the contingent deferred sales charge applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a contingent deferred sales charge is applicable to a redemption of shares from a class of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the contingent deferred sales charge no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a contingent deferred sales charge is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares (as set forth below) at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                        CONTINGENT DEFERRED
                                                         SALES CHARGE AS A
                                                           PERCENTAGE OF
                                                           DOLLAR AMOUNT
YEAR SINCE PURCHASE                                      SUBJECT TO CHARGE
-------------------                                     -------------------
First......................................................  4.00%
Second.....................................................  3.75%
Third......................................................  3.50%
Fourth.....................................................  2.50%
Fifth......................................................  1.50%
Sixth......................................................  1.00%
Seventh and after..........................................  0.00%

  The contingent deferred sales charge generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a contingent deferred sales charge of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a contingent deferred sales charge.

  CONVERSION FEATURE. Class B Shares and Class C Shares will automatically convert to Class A Shares seven years or ten years, respectively, after the end of the month in which a shareholder's order to purchase the shares was accepted and will no longer be subject to the distribution fees. The purpose of the conversion feature is to relieve the holders of Class B Shares and Class C Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares or Class C Shares from most of the burden of the ongoing distribution fee. The Fund does not expect to issue any stock certificates upon conversion.

  For purposes of conversion to Class A Shares, Class B Shares or Class C Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares and Class C Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares or Class C Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares or Class C Shares in the sub-account also will convert to Class A Shares. The holding period applicable to a Class B Share or Class C Share acquired through the use of the exchange privilege (discussed below) shall be the holding period applicable to the Class B Shares or Class C Shares of such Fund acquired other than through use of the exchange privilege. For purposes of calculating the holding period applicable to a

Class B Share or Class C Share of the Fund prior to conversion, a Class B Share or Class C Share of the Fund issued in connection with an exercise of the exchange privilege, or a series of exchanges, shall be deemed to have been issued on the date on which the investor's order to purchase the exchanged Class B Share or Class C Share was accepted or, in the case of a series of exchanges, when the investor's order to purchase the original Class B Share or Class C Share was accepted.

  The conversion of Class B Shares and Class C Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B Shares and Class C Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) that the conversion of Class B Shares or Class C Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares and Class C Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares or Class C Shares would occur, and Class B Shares and Class C Shares might continue to be subject to the distribution fee for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  The securities of the Fund that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if actual trade information is not available on any valuation date, are valued at the mean of the bid and asked prices. Unlisted securities in the portfolio are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on either Class A Shares, Class B Shares or Class C Shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, the Tax Free Money Fund or the Reserve Fund, subject to certain limitations herein or in such other fund's prospectus. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  Exchanges of Class A Shares of the Fund that have been charged a sales charge lower than the sales charge applicable to the other fund will have the sales charge differential imposed upon the exchange into such fund. Similarly, exchanges of any Class A Shares of other funds that have been charged a sales charge lower than the sales charge applicable to the Fund will have the sales charge differential imposed upon exchange into the Fund. Shares of other funds which have not previously been charged a sales charge (except for shares purchased via the reinvestment option) will be charged the sales charge differential applicable to Class A Shares of the Fund upon exchange into the Fund.

  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. Upon redemption of Class B Shares and Class C Shares from the Van Kampen American Capital family of funds, Class B Shares and Class C Shares which have been exchanged are subject to the contingent deferred sales charge imposed by the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges. The holding period requirements for the contingent deferred sales charge, and the conversion privilege for Class B Shares of the Fund, are determined by the date of purchase into the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively,

"VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Waiver of Contingent Deferred Sales Charge."

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 772-8889 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by

ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B Shares and Class C Shares.

  In cases of disability, the contingent deferred sales charges on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
THE DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the

Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to a class of CDSC Shares for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of CDSC Shares to defray distribution related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to annually declare dividends to holders of each class of shares from net investment income and net short-term capital gains attributable to each respective class. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. Dividends are composed of all or a portion of investment income earned by each class of shares of the Fund plus all or a portion of net short-term capital gains by the Fund on transactions in securities and futures and options hedging transactions, less the expenses attributable to the respective class. Long-term capital gains distributions consist of the Fund's gain on transactions in securities and futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ( (800) 772-8889 for the hearing impaired) or in writing to ACCESS.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Some portion of the distributions made by the Fund generally will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Redemption or resale of shares of the Fund will be a taxable transaction for federal income tax purposes. Redeeming shareholders will recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  Income from investments in foreign securities may be subject to foreign taxation imposed by withholding. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  Further information about the Fund's performance is contained in its Annual Report and its Statement of Additional Information each of which can be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). The Fund was originally organized in 1986 as a Massachusetts business trust, was reorganized in 1988 as a sub-trust of Van Kampen Merritt Equity Trust, a Massachusetts business trust, and was reorganized as a series of the Trust as of July 31, 1995. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Pursuant to an order of the SEC, the Fund is permitted to issue an unlimited number of classes of shares. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares and Class C Shares into Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The Fund's fiscal year ends on June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to the Van Kampen American Capital Great American Companies Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn: Correspondence.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and Shareholder account information, dial (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 772-8889.

                                         VAN KAMPEN AMERICAN CAPITAL
                                         GREAT AMERICAN COMPANIES FUND
                                         One Parkview Plaza
                                         Oakbrook Terrace, IL 60181

                                         ------------------------------------

                                         Investment Adviser
                                         VAN KAMPEN AMERICAN CAPITAL
                                         INVESTMENT ADVISORY CORP.
                                         One Parkview Plaza
                                         Oakbrook Terrace, IL 60181

                                         Distributor
                                         VAN KAMPEN AMERICAN CAPITAL
                                         DISTRIBUTORS, INC.
                                         One Parkview Plaza
                                         Oakbrook Terrace, IL 60181

EXISTING SHAREHOLDERS--                  Transfer Agent
FOR INFORMATION ON YOUR                  ACCESS INVESTOR SERVICES, INC.
EXISTING ACCODUNT PLEASE                 P.O. Box 418256
CALL THE FUND'S TOLL-FREE                Kansas City, MO 64141-9256
NUMBER (800) 421-5666.                   Attn: Van Kampen American Capital Funds

PROSPECTIVE INVESTORS--CALL              Custodian
YOUR BROKER OR (800) 421-5666.           STATE STREET BANK AND
                                         TRUST COMPANY
DEALERS--FOR DEALER                      225 Franklin Street, P.O. Box 1713
INFORMATION, SELLING                     Boston, MA 02105
AGREEMENTS, WIRE ORDERS,                 Attn: Van Kampen American Capital Funds
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE                  Legal Counsel
NUMBER (800) 421-5666.                   SKADDEN, ARPS, SLATE,
                                         MEAGHER & FLOM
FOR SHAREHOLDER AND                      333 West Wacker Drive
DEALER INQUIRIES THROUGH                 Chicago, IL 60606
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)                Independent Auditors
DIAL (800) 772-8889                      KPMG PEAT MARWICK LLP
                                         Peat Marwick Plaza
FOR AUTOMATED TELEPHONE                  303 East Wacker Drive
SERVICES DIAL (800) 421-5666             Chicago, IL 60601

                                 GREAT AMERICAN
                                 COMPANIES FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                          , 1995

          ------  A WEALTH OF KNOWLEDGE o A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL

-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

           VAN KAMPEN AMERICAN CAPITAL GREAT AMERICAN COMPANIES FUND

  Van Kampen American Capital Great American Companies Fund (the "Fund") seeks long-term growth of capital. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. There is no assurance that the Fund will achieve its investment objective. The Fund is a mutual fund whose portfolio is advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). The Fund is a separate series of Van Kampen American Capital Equity Trust (the "Trust").

  This Statement of Additional Information is not a prospectus but should be
read in conjunction with the Prospectus for the Fund dated           , 1995 (the
"Prospectus"). This Statement of Additional Information does not include all of the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2
Investment Policies and Restrictions.................................................   B-2
Additional Investment Considerations.................................................   B-4
Description of Securities Ratings....................................................   B-12
Officers and Trustees................................................................   B-19
Legal Counsel........................................................................   B-24
Investment Advisory and Other Services...............................................   B-24
Portfolio Transactions and Brokerage Allocation......................................   B-25
Tax Status of the Fund...............................................................   B-26
The Distributor......................................................................   B-26
Performance Information..............................................................   B-27

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1995.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of the Trust, an open-end management investment company. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, and Van Kampen Capital American Prospector Fund are the only series of the Trust, although other series may be organized and offered in the future.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, $0.01 par value, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability. The Trust was originally organized in 1986 as a Massachusetts business trust, and reorganized as a Delaware business trust as of July 31, 1995.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issuer senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by rule or order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

FOREIGN SECURITIES

  The Fund may invest up to 5% of the value of its total assets in securities of foreign issuers. Investments in foreign securities will generally be limited to securities issued by foreign companies in developed countries with at least three years of operations or by foreign governments. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization, and confiscatory taxation), the imposition of foreign exchange control regulation or a currency blockage which would prevent cash from being brought back to the United States, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. Generally, a significant factor affecting the performance of the Fund's investments in foreign securities is fluctuation in values of the currencies in which they are denominated relative to the U.S. dollar. In addition, there is less publicly available information about many foreign issuers and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries and their securities markets are less liquid than those in the U.S. Because there is usually less supervision and governmental regulation of exchanges, brokers, and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its assets from banks, (including entering into reverse repurchase agreements) above which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrowing other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currencies, equity or fixed-income market changes, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets

(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to see D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  C: The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  I: The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.

  L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk. The rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documents.

  NR: Not rated.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sells or hold security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  Standard & Poor's assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C       A preferred stock rated "C" is a non-paying issue.
  D       A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.
  NR      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -- Leading market positions in well-established industries.

       -- High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated 'AAA' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated 'AA' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated 'A' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'AAA' and 'AA' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated 'BAA' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated 'BA' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b: An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated 'CAA' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated 'CA' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             OFFICERS AND TRUSTEES

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser" or "Adviser"), Van Kampen American Capital Asset Management, Inc., (the "AC Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding the Van Kampen Merritt Series Trust) and each of the open-end investment companies advised by the AC Adviser.

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
2300 205th Street                   President of MDT Corporation, a company which develops
Torrance, CA 90501                  manufactures, markets and services medical and scientific
  Age: 63                           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.

Philip P. Gaughan.................. Prior to February, 1989, Managing Director and Manager of
9615 Torresdale Avenue              Municipal Bond Department, W. H. Newbold's Sons & Co.
Philadelphia, PA 19114              Trustee of each of the Van Kampen American Capital Funds.
  Age: 66

Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and managing consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.

Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Age: 75

R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Director of VK/AC Holding, Inc,
  Age: 53                           Van Kampen American Capital, and McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. President, Chief Executive Officer and
                                    Trustee of each of the funds advised by the VK Adviser.
                                    Prior to December, 1991, Senior Vice President of Van
                                    Kampen Merritt Inc.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 75                           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of the Board of each of the
                                    open-end funds (except the Van Kampen Merritt Series
                                    Trust) advised by the VK Adviser.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 59                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. (NASD) and Securities Investors
                                    Protection Corp. (SIPC). Trustee of each of the Van
                                    Kampen American Capital Funds.

Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital.
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 55                           Distributor, the VK Adviser, the AC Adviser and Van
                                    Kampen American Capital Management, Inc. Director,
                                    President and Chief Executive Officer of Van Kampen
                                    American Capital Advisers, Inc. and Van Kampen American
                                    Capital Exchange Corp. Director and Executive Vice
                                    President of Advantage Capital Corporation, ACCESS
                                    Investor Services, Inc., Van Kampen American Capital
                                    Services, Inc. and Van Kampen American Capital Trust
                                    Company. Director of McCarthy, Crisanti & Maffei, Inc.
                                    President and Director, Trustee or Managing General
                                    Partner of each of the funds advised by the AC Adviser
                                    and Trustee of each of the funds advised by the VK
                                    Adviser. He is also Chairman of the Board of the Van
                                    Kampen Merritt Series Trust and closed-end investment
                                    companies advised by the VK Adviser.

David Rees......................... Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive             of Los Angeles Business Journal. A director of Source
Glendale, CA 91208                  Capital, Inc., a closed-end investment company
  Age: 71                           unaffiliated with Van Kampen American Capital, a director
                                    and the second vice president of International Institute
                                    of Los Angeles. Trustee of each of the Van Kampen
                                    American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 72                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars            the law firm of O'Melveny & Myers, legal counsel to the
Suite 700                           funds advised by the AC Adviser. Director, FPA Capital
Los Angeles, CA 90067               Fund, Inc.; FPA New Income Fund, Inc.; FPA Perennial
  Age: 63                           Fund, Inc.; Source Capital, Inc.; and TCW Convertible
                                    Security Fund, Inc. Trustee of each of the Van Kampen
                                    American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. Trustee of each of the Van Kampen American
  Age: 70                           Capital Funds and Chairman of the Board of each of the
                                    open-end funds advised by the AC Adviser.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to funds advised by the VK Adviser.
Chicago, IL 60606                   Trustee of each of the Van Kampen American Capital Funds.
  Age: 55                           He also is a Trustee of the Van Kampen Merritt Series
                                    Trust and closed-end investment companies advised by the
                                    VK Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

                                    OFFICERS

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Peter W. Hegel.......  Vice President              Executive Vice President and Portfolio
  Age: 39                                          Manager of the Adviser. Executive Vice
                                                   President of the AC Adviser. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser.

Ronald A. Nyberg.....  Vice President and          Executive Vice President, General Counsel and
  Age: 42              Secretary                   Secretary of Van Kampen American Capital.
                                                   Executive Vice President and a Director of
                                                   the VK Adviser and the Distributor. Executive
                                                   Vice President of the AC Adviser. Vice
                                                   President and Secretary of each of the Van
                                                   Kampen American Capital Funds and closed-end
                                                   funds advised by the VK Adviser. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to March 1990,
                                                   Secretary of Van Kampen Merritt Inc., the VK
                                                   Adviser and McCarthy, Crisanti & Maffei, Inc.

Edward C. Wood III...  Vice President, Treasurer   Senior Vice President of the VK Adviser. Vice
  Age: 39              and Chief Financial         President, Treasurer and Chief Financial
                       Officer                     Officer of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Nicholas Dalmaso.....  Assistant Secretary         Assistant Vice President and Attorney of Van
  Age: 30                                          Kampen American Capital. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.

Scott E. Martin......  Assistant Secretary         Senior Vice President, Deputy General Counsel
  Age: 38                                          and Assistant Secretary of Van Kampen
                                                   American Capital. Senior Vice President,
                                                   Deputy General Counsel and Secretary of the
                                                   VK Adviser and the Distributor. Assistant
                                                   Secretary of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

Weston B. Wetherell... Assistant Secretary         Vice President, Associate General Counsel and
  Age: 39                                          Assistant Secretary of Van Kampen American
                                                   Capital, the VK Adviser and the Distributor.
                                                   Assistant Secretary of McCarthy, Crisanti &
                                                   Maffei, Inc. Assistant Secretary of each of
                                                   the Van Kampen American Capital Funds and
                                                   closed-end funds advised by the VK Adviser.

John L. Sullivan.....  Controller                  First Vice President of the VK Adviser.
  Age: 39                                          Controller of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

Steven M. Hill.......  Assistant Treasurer         Assistant Vice President of the VK Adviser.
  Age: 30                                          Assistant Treasurer of each of the Van Kampen
                                                   American Capital Funds and closed-end funds
                                                   advised by the VK Adviser.

---------------
* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and the Fund by reason of their positions with the VK Adviser. Mr. Sheehan is an interested person of the VK Adviser and the Fund by reason of his firm having acted as legal counsel to the VK Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.

  The Fund will pay each trustee who is not an affiliated person of the VK Adviser, the Distributor or Van Kampen American Capital an annual retainer of $2,500 per year and $250 per meeting of the Fund, plus expenses; except that no trustee shall receive the annual retainer at any time when the Fund's net assets are less than $25,000,000. Under the Fund's deferred compensation plan, a trustee can elect to defer all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other Van Kampen American Capital mutual funds advised by the VK Adviser or its affiliates as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of such mutual funds selected by the trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Under the Fund's retirement plan, a trustee who is receiving trustee's fees from the Fund prior to such trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each series of the Trust has similar trustee compensation, deferred compensation and retirement plan arrangements.

                             COMPENSATION TABLE(1)

                                                         PENSION OR
                                                         RETIREMENT                            TOTAL COMPENSATION
                                    AGGREGATE         BENEFITS ACCRUED    ESTIMATED ANNUAL     FROM REGISTRANT AND
                                   COMPENSATION       AS PART OF FUND      BENEFITS UPON        FUND COMPLEX PAID
            NAME                FROM REGISTRANT(2)      EXPENSES(3)        RETIREMENT(4)          TO TRUSTEE(5)
-----------------------------   ------------------    ----------------    ----------------    ---------------------
R. Craig Kennedy.............         $6,581                $ --               $2,500                $62,362
Philip G. Gaughan............          8,262                  --                2,500                 63,250
Donald C. Miller.............          6,414                  --                2,500                 62,178
Jack A. Nelson...............          6,581                  --                2,500                 62,362
Jerome L. Robinson...........          6,456                  --                2,500                 58,475
Wayne W. Whalen..............          8,143                  --                2,500                 49,875

---------------
(1) The Registrant is Van Kampen American Capital Equity Trust (the "Trust") which currently consists of six operating series, including the Fund. As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Registrant's last fiscal year ended June 30, 1995 or the Fund Complex' (as defined herein) last calendar year ended December 31, 1994. Messrs. Powell and McDonnell, Trustees of the Registrant, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Hilsman, Rees, Sheehan, Sisto and Woodside were elected as trustees of the Trust at a shareholders meeting held on July 21, 1995 and Ms. Heagy was appointed a trustee on September 7, 1995, and thus received no compensation or retirement benefits from the Registrant during its fiscal year ended June 30, 1975.

(2) The amounts shown in this column are accumulated from the Aggregate Compensation of each of the series in operation during the Registrant's fiscal year ended June 30, 1995. In a full fiscal year with all six series operating throughout the year and all having net assets exceeding $25,000,000, the estimated aggregate compensation from the Registrant would be approximately $20,000. Beginning in October 1994, each Trustee except Messrs. Gaughan and Whalen, began deferring his entire aggregate compensation paid by the Registrant. The total combined amount of deferred compensation (including interest) accrued with respect to each Trustee from the Fund Complex (as defined herein) as of December 31, 1994 is as follows: Mr. Kennedy, $14,737; Mr. Miller, $14,553; Mr. Nelson, $14,737 and Mr. Robinson, $13,725.

(3) The amounts shown in this column are the estimated Pension or Retirement Benefit Accruals by the Fund during its fiscal year ending June 30, 1995.

(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by the Fund assuming: the Trustee has 10 or more years of service on the Board of the Fund and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service may receive reduced retirement benefits from the Fund.

(5) As of December 31, 1994, the Fund Complex consisted of 20 mutual funds advised by the VK Adviser that had the same members on each funds' Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of each of these 20 mutual funds in the Fund Complex during the calendar year ended December 31, 1994. The VK Adviser also served as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser, Mr. Whalen received Total Compensation of $161,850 during the calendar year ended December 31, 1994.

  As of September 29, 1995, the trustees and officers as a group own less than 1% of the Shares of the Fund.

  No officer or trustee of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.

  To the knowledge of the Fund, as of September 29, 1995, no person owned of record or beneficially 5% or more of any Fund's Class A Shares, Class B Shares or Class C Shares.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom, Chicago,
Illinois.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee owns or would own 5% or more of VK/AC Holding, Inc.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

OTHER AGREEMENTS

  FUND ACCOUNTING AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the VK Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CUSTODIAN AND INDEPENDENT AUDITORS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent auditors will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio will generally be less than 100%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.

  Shares of the Fund are offered continuously through the Distributor, One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Distributor is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a subsidiary of VK/AC Holding, Inc., a Delaware corporation that is controlled through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc., and its subsidiaries own, in the aggregate not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. Pursuant to a distribution agreement with the Fund, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem shares of the Fund and how such shares are priced is contained in the Prospectus.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum offering price) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

--------------------------------------------------------------------------------

                          VAN KAMPEN AMERICAN CAPITAL
                                PROSPECTOR FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Prospector Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Equity Trust, an open-end management investment company commonly known as a mutual fund. The Fund's investment objective is to seek capital growth and income. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stock. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

    The Fund currently offers three classes of its shares (the "Alternative Sales Arrangements") which may be purchased at a price equal to their net asset value per share, plus sales charges which, at the election of the investor, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

                                                       (Continued on next page.)
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated              , 1995, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunication Device For the Deaf at (800) 772-8889.

                               ------------------

                         VAN KAMPEN AMERICAN CAPITAL(SM)

                               ------------------

                THIS PROSPECTUS IS DATED                , 1995.

(Continued from previous page.)

    Each class of shares pays ongoing distribution and service fees at an aggregate annual rate of (i) for Class A Shares, up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares, (ii) for Class B Shares, up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares and (iii) for Class C Shares up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Investors should understand that the purpose and function of the deferred sales charge and the distribution and service fees with respect to the Class A Share purchases over $1 million, Class B Shares and the Class C Shares are the same as those of the initial sales charge and the distribution and service fees with respect to the Class A Shares purchases below $1 million. Each share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the different classes have different exchange privileges. Class B Shares and Class C Shares automatically will convert to Class A Shares seven years and ten years, respectively, after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. See "Alternative Sales Arrangements" and "Purchase of Shares."

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                   PAGE
                                                                   ----
Prospectus Summary..............................................     4
Shareholder Transaction Expenses................................     7
Annual Fund Operating Expenses and Example......................     8
The Fund........................................................     9
Investment Objective and Policies...............................    10
Portfolio Securities............................................    10
Investment Practices............................................    13
Investment Advisory Services....................................    19
Alternative Sales Arrangements..................................    20
Purchase of Shares..............................................    22
Shareholder Services............................................    32
Redemption of Shares............................................    36
The Distribution and Service Plans..............................    39
Distributions from the Fund.....................................    41
Tax Status......................................................    42
Fund Performance................................................    44
Description of Shares of the Fund...............................    44
Additional Information..........................................    45

-------------------------------------------------------------------------------
  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Prospector Fund (the "Fund") is a separate diversified series of Van Kampen American Capital Equity Trust, an open-end management investment company which is a Delaware business trust. See "The Fund."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek capital growth and income.

INVESTMENT POLICY. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stock. There is no assurance that the Fund will achieve its investment objective. The net asset value per share of the Fund may increase or decrease depending on changes in the securities markets, and other factors affecting the issuers of securities in which the Fund may invest. See "Investment Objective and Policies."

INVESTMENT PRACTICES. The Fund may invest up to 25% of its assets in foreign securities. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities, and enter into repurchase agreements with selected commercial banks and broker-dealers. These investment practices entail certain risks. See "Investment Practices."

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares.

  The Fund currently offers three classes of its shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of the purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share purchases, "Class B Shares" and "Class C Shares"). Class A Share purchases over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"),

Class B Shares and Class C Shares sometimes are referred to herein collectively as "CDSC Shares."

  Class A Shares. Class A Shares are subject to an initial sales charge equal to 5.75% of the public offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Class A Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a CDSC.

  Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within six years of purchase. Class B Shares are subject to a CDSC equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced each year thereafter. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares. Class B Shares automatically will convert to Class A Shares seven years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

  Class C Shares. Class C Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within the first year after purchase. Class C Shares are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares. Class C Shares automatically will convert to Class A Shares ten years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

REDEMPTION. Class A Shares may be redeemed at net asset value, without charge, subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. is the Fund's investment adviser. The annual advisory fee for the Fund is 0.70% of average daily net assets, reduced on net assets over $500 million. See "Investment Advisory Services."

DISTRIBUTOR.  Van Kampen American Capital Distributors, Inc.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are distributed quarterly. Realized capital gains, if any, are made annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares and may cause the distributions relating to the different classes of shares to differ. See "Distributions from the Fund."

    The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                CLASS A       CLASS B          CLASS C
                                SHARES         SHARES           SHARES
                                -------     ------------     ------------
Maximum sales charge imposed
  on purchases (as a
  percentage of the offering
  price)......................  5.75%(1)      None             None
Maximum sales charge imposed
  on reinvested dividends
  (as a percentage of the
  offering price).............   None         None(3)          None(3)
Deferred sales charge (as a
  percentage of the lesser of
  the original purchase price
  or redemption proceeds).....   None(2)   Year 1--4.00%    Year 1--1.00%
                                           Year 2--3.75%     After--None
                                           Year 3--3.50%
                                           Year 4--2.50%
                                           Year 5--1.50%
                                           Year 6--1.00%
                                            After--None

Redemption fees (as a
  percentage of amount
  redeemed)...................    None          None             None

Exchange fees.................    None          None             None

----------------
(1) Reduced on investments of $50,000 or more. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase.

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "The Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                          CLASS A      CLASS B      CLASS C
                                          SHARES       SHARES       SHARES
                                          -------     ---------    ---------
Management fees(1) (as a percentage of
  average daily net assets).............    0.00%        0.00%        0.00%
12b-1 fees(2) (as a percentage of
  average daily net assets).............     .25%        1.00%        1.00%
Other expenses (as a percentage of
  average daily net assets).............    1.00%        1.00%        1.00%
Total expenses(1) (as a percentage of
  average daily net assets).............    1.25%        2.00%        2.00%

----------------
(1) Absent the Adviser's waiver of its fee and assumption of the expenses of the Fund, "Management fees" would have been 0.70% for each of the Class A Shares, Class B Shares and Class C Shares, and "Total expenses" would have been 1.61% for Class A Shares, 2.36% for Class B Shares and 2.36% for Class C Shares.

(2) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund to the selling broker as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation.

EXAMPLE:

                                                             ONE    THREE
                                                             YEAR   YEARS
                                                             ----   -----
    You would pay the following expenses on a $1,000
      investment, assuming (i) an operating expense ratio
      of 1.25% for Class A Shares, 2.00% for Class B Shares
      and 2.00% for Class C Shares, (ii) 5% annual return
      and (iii) redemption at the end of each time period:
      Class A Shares.......................................  $70     $95
      Class B Shares.......................................  $60     $98
      Class C Shares.......................................  $30     $63
    An investor would pay the following expenses on the
      same $1,000 investment assuming no redemption at the
      end of each period:
      Class A Shares.......................................  $70     $95
      Class B Shares.......................................  $20     $63
      Class C Shares.......................................  $20     $63

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "The Distribution and Service Plans" and "Redemption of Shares."

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Prospector Fund (the "Fund") is a mutual fund, which pools shareholders' money to seek to achieve a specified investment objective. In technical terms, the Fund is a separate diversified series of Van Kampen American Capital Equity Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The investment objective of the Fund is to seek [long-term] capital growth and income. This objective is fundamental and cannot be changed without approval of the shareholders of the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stock. The Fund may also invest in investment grade income securities for purposes of growth or income, cash management or as a temporary defensive measure. The Fund may also invest in shares of other investment companies that pursue investment objectives consistent with that of the Fund, to the extent and subject to the limitations discussed below. The Fund may invest up to 25% of its total assets in securities of foreign issuers.

  The Fund's approach is to invest primarily in dividend paying common stocks or other equity securities of larger capitalization companies that are believed by the Adviser to be selling at low valuations relative to historical norms, and to future earnings prospects. Larger capitalization companies are those companies consisting of the 500 largest capitalization companies listed on a national securities exchange or automated system.

------------------------------------------------------------------------------
PORTFOLIO SECURITIES
------------------------------------------------------------------------------

  COMMON STOCK. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's debt securities, preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund will focus primarily on the security's potential for appreciation and on its dividend paying capacity.

  OTHER EQUITY SECURITIES. The Fund may invest in other equity securities, including convertible securities and preferred stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Fund may invest in adjustable or fixed rate preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

  INCOME SECURITIES. The Fund may invest its assets in fixed-income securities, which include preferred stocks and debt securities of various maturities. The Fund will make these investments in investment grade securities, that is, securities which, at the time of purchase, are rated at least BBB by Standard & Poor's Ratings Group ("S&P"), or at least Baa by Moody's Investors Services, Inc. ("Moody's") or comparably rated by a nationally recognized statistical rating organization, or if unrated, are considered by the Adviser to be of comparable quality to securities so rated. Securities in the top categories (e.g., AAA, AA, and A by S&P or Aaa, Aa, and A by Moody's) are generally regarded as high grade and have a strong to outstanding capacity to pay interest or dividends and repay principal or capital. Medium grade securities (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay interest or dividends, and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make such payments. Securities rated Baa are regarded by Moody's as having some speculative characteristics. For a description of such ratings see the Statement of Additional Information incorporated by reference into this Prospectus.

  The net asset value of the Fund will change with changes in the value of its portfolio securities. The values of income securities may change as interest rate levels fluctuate. To the extent that the Fund invests in income securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in income securities can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase of a security, and the Fund will not be required to dispose of a security in the event that S&P or Moody's (or any other rating organization) or, in the case of unrated income securities, the Adviser, downgrades its assessment of the credit characteristics of a particular issuer. In determining whether the Fund will retain or sell such a security the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  FOREIGN SECURITIES. The Fund may invest up to 25% of the value of its total assets in securities of foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of the United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status." Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may also engage in the investment practices described below. These practices entail risks. The investment practices described below are not fundamental and can be changed without a vote of the shareholders of the Fund.

  LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to selected commercial banks or broker-dealers up to a maximum of 50% of the assets of the Fund. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Fund's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

  REPURCHASE AGREEMENTS. The Fund may use up to 20% of its assets to enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Adviser will monitor the value of the underlying security in this regard. The Fund will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party and will monitor its credit-worthiness on an ongoing basis. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating, the security may result in loss to the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investment in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser, or an affiliate, would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements in a manner consistent with the foregoing guidelines and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by the Fund on portfolio securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation, the value of such securities at delivery may be more or less than their purchase price and yields generally available on such securities when delivery occurs may be higher or lower than yields on such securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules.

  BORROWINGS. The Fund is authorized to borrow money from banks (including entering into reverse repurchase agreements) in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing) which amount excludes no more than 5% in borrowings and reverse repurchase agreements from any entity for temporary purposes, such as clearances of portfolio transactions, share repurchases and payment of dividends and distributions. The Fund has no current intention to borrow money other than for such temporary purposes. Accordingly, the Fund will not acquire additional securities during any period in which its borrowings exceed 5% of the Fund's total assets. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. See the Fund's Statement of Additional Information for a more complete discussion of borrowings and certain of the associated risks.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options or currencies or currencies futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may also invest in income securities the form of which include the elements of or are similar in effect to Strategic Transactions in which it may engage. Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes to protect against changes in currency or exchange rates for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver a specific currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. To the extent that a futures contract or an option thereon is used to protect against possible changes in the market value of securities that the Fund anticipates acquiring and the Fund subsequently does not acquire such securities, the Fund will have incurred the transactional expenses associated with entering into such transaction and will be subject to the risks inherent in an unhedged purchase of such futures contract or option. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status."

  DEFENSIVE STRATEGIES. When, in the judgment of the Fund's Adviser, economic and market conditions warrant, the Fund may invest temporarily for defensive purposes up to 100% of its total assets in U.S. Government securities of various maturities, investment grade corporate debt securities, preferred stocks, convertible bonds, banker's acceptances and certificates of deposit.

  INVESTMENT IN INVESTMENT COMPANIES. The Fund may invest in a separate investment company, Van Kampen American Capital Small Capitalization Fund ("Small Cap Fund"), that invests in a broad selection of small capitalization securities. The shares of the Small Cap Fund are available only to investment companies advised by the Adviser, or an affiliate. The Adviser believes that the use of the Small Cap Fund provides the Fund with the most effective exposure to the performance of the small capitalization sector of the stock market while at the same time minimizing costs. The Adviser charges no advisory fee for managing the Small Cap Fund, nor are there any sales load or other charges associated with distribution of its shares. Other expenses incurred by the Small Cap Fund are borne by it, and thus indirectly by the Van Kampen American Capital funds that invest in it. With respect to such other expenses, the Adviser anticipates that the efficiencies resulting from use of the Small Cap Fund will result in cost savings for the Fund and other Van Kampen American Capital funds. In large part these savings will be attributable to the fact that administrative actions that would have to be performed multiple times if each Van Kampen American Capital fund held its own portfolio of small capitalization stocks will need to be performed only once. The Adviser expects that the Small Cap Fund will experience trading costs that will be substantially less than the trading costs that would be incurred if small capitalization stocks were purchased separately for the Fund and other Van Kampen American Capital funds. The Fund's investment in the Small Cap Fund is subject to the terms and conditions set forth in an SEC exemption order authorizing their investment.

  The securities of small and medium sized companies that the Small Cap Fund may invest in may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In light of these characteristics of small capitalization companies and their securities, the Small Cap Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger capitalization companies.

  The Fund will be deemed to own a pro rata portion of each investment of the Small Cap Fund. For example, if the Fund's investment in the Small Cap Fund were $10 million, and the Small Cap Fund had five percent of its assets invested in the electronics industry, the Fund would be considered to have an investment of $500,000 in the electronics industry.

  INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act"). See "Investment Policies and Restrictions" in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.

  The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.

  PORTFOLIO TURNOVER. The Fund purchases securities which are believed by the Adviser to have potential for capital growth. Common stocks are disposed of in situations where it is believed that potential for such capital growth has lessened or that other common stocks have a greater potential. Therefore, the Fund may purchase and sell securities without regard to the length of time the security is to be, or has been held. The rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and over $50 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. VK/AC Holding, Inc. is controlled, through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. The general partners of C & D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital and its subsidiaries (some of whom are officers or trustees of the Fund) own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Trustees of the Trust, of which the Fund is a series. Subject to the Trustees' authority, the Adviser and the officers of the Fund will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The Fund will pay the Adviser a fee (accrued daily and paid monthly) equal to a percentage of the average daily net assets of the Fund as follows:

              AVERAGE DAILY NET ASSETS                PERCENTAGE PER ANNUM
----------------------------------------------------  --------------------
First $500 million..................................       0.70 of 1%
Next $500 million...................................       0.65 of 1%
Over $1 billion.....................................       0.60 of 1%

  Under its investment advisory agreement, the Adviser has agreed to furnish without charge all offices, facilities, equipment and personnel necessary to manage the Fund, and the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including: the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the Investment Company 1940 Act, of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer and dividend disbursing agent, and the custodian (including fees for safekeeping of securities); costs of calculating net asset value; costs of acquiring and disposing of portfolio securities; interest (if any) on obligations incurred by the Fund; costs of share certificates; costs of membership dues in the Investment Company Institute or any similar organization; costs of reports and notices to shareholders; costs of registering shares of the Fund under federal securities laws; miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies, excluding state securities registration expenses.

  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Asset Management, Inc.

  PERSONAL INVESTING POLICIES The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit trustees/directors, officers and employees to buy and sell securities for their personal accounts subject to procedures designed to prevent conflicts of interest including, in some instances, preclearance of trades.

  PORTFOLIO MANAGEMENT. B. Robert Baker and Jason Leder are co-managers to the Fund and are primarily responsible for the day-to-day management of the Fund's investment portfolio. Messrs. Baker and Leder have been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. Baker has been portfolio manager of Van Kampen American Capital Asset Management, Inc. since 1994. From 1991 to 1994, Mr. Baker was an associate portfolio manager of Van Kampen American Capital Asset Management, Inc. Prior to that time, he was vice president-portfolio manager with Variable Annuity Life Insurance Co. Mr. Leder has been an associate portfolio manager of Van Kampen American Capital Asset Management, Inc. since April 1995. Prior to that time, he was a securities analyst with Salomon Brothers, Inc., Fidelity Management and Research, Gabrelli and Company, and Austin, Calvert and Flavin. Each portfolio manager is an employee of the Adviser.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and aggregate distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase (the "Class A Shares") or (b) on a contingent deferred basis (Class A Share purchases over $1 million, "Class B Shares" and "Class C Shares"). Class A Share purchases subject to a contingent deferred sales charge ("CDSC") sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares or Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share purchases under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC period may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares (discussed below). Investors who intend to hold their shares for a significantly long time may not wish to continue to bear the ongoing distribution and service expenses of Class C Shares, which, in the aggregate, eventually would exceed the aggregate amount of the initial sales charge and distribution and service expenses applicable to Class A Shares, irrespective of the fact that a CDSC would eventually not apply to a redemption of such Class C Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) has a different exchange privilege. The Class B Shares and Class C Shares are subject to a conversion feature (discussed below). Generally, a class of shares subject to a higher ongoing distribution fee, service fee or, where applicable, the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee, service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) SEC registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that shall be approved by the SEC pursuant to an amended exemptive order. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers shares for sale to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.

  The Fund's shares are offered at net asset value per share next computed after an investor places an order to purchase with the investor's broker, dealer, or financial intermediary or directly with the Distributor, plus any applicable sales charge. Sales personnel or brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally determines net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer, or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price an investor pays for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between an investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933.

SALES CHARGE TABLE

                                                                        DEALER
                                                                      CONCESSION
                                                                      OR AGENCY
                                                                      COMMISSION
                                            TOTAL SALES CHARGE        ----------
                                        --------------------------    PERCENTAGE
                                        PERCENTAGE     PERCENTAGE         OF
         SIZE OF TRANSACTION            OF OFFERING      OF NET        OFFERING
          AT OFFERING PRICE                PRICE       ASSET VALUE      PRICE
------------------------------------------------------------------------------
Less than $50,000....................       5.75%          6.10%         5.00%
$50,000 but less than $100,000.......       4.75           4.99          4.00
$100,000 but less than $250,000......       3.75           3.90          3.00
$250,000 but less than $500,000......       2.75           2.83          2.25
$500,000 but less than $1,000,000....       2.00           2.04          1.75
$1,000,000 or more*..................        *              *             *
------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  As used herein, "any person" eligible for a reduced sales charge includes an individual, their spouse and minor children (and any trust or custodial accounts for their benefit) and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.

  VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund alone, or in combination with other shares of the Fund and shares of other Participating Funds although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer or financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide the Fund's transfer agent with appropriate backup data for each participating investor in a computerized format fully compatible with the transfer agent's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees of funds advised by the Adviser, Van Kampen American Capital Asset Management, Inc. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in the Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with the Fund's transfer agent, the investment adviser, trust company or bank trust department, provided that the Fund's transfer agent receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Funds, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate is equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a contingent deferred sales charge at the rates set forth below. The amount of the contingent deferred sales charge will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the contingent deferred sales charge applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a contingent deferred sales charge is applicable to a redemption of shares from a class of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the contingent deferred sales charge no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a contingent deferred sales charge is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares (as set forth below) at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto:


                                                       CONTINGENT DEFERRED
                                                        SALES CHARGE AS A
                                                          PERCENTAGE OF
                                                          DOLLAR AMOUNT
YEAR SINCE PURCHASE                                     SUBJECT TO CHARGE
-------------------                                     -----------------
First......................................................  4.00%
Second.....................................................  3.75%
Third......................................................  3.50%
Fourth.....................................................  2.50%
Fifth......................................................  1.50%
Sixth......................................................  1.00%
Seventh and after..........................................  0.00%

  The contingent deferred sales charge generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a contingent deferred sales charge of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a contingent deferred sales charge.

  CONVERSION FEATURE. Class B Shares and Class C Shares will automatically convert to Class A Shares seven years or ten years, respectively after the end of the month in which a shareholder's order to purchase the shares was accepted and will no longer be subject to the distribution fees. The purpose of the conversion feature is to relieve the holders of Class B Shares and Class C Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares or Class C Shares from most of the burden of the ongoing distribution fee. The Fund does not expect to issue any stock certificates upon conversion.

  For purposes of conversion to Class A Shares, Class B Shares or Class C Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares and Class C Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares or Class C Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares or Class C Shares in the sub-account also will convert to Class A Shares. The holding period applicable to a Class B Share or Class C Share acquired through the use of the exchange privilege (discussed below) shall be the holding period applicable to the Class B Shares or Class C Shares of such Fund acquired other than through use of the exchange privilege. For purposes of calculating the holding period applicable to a Class B Share or Class C Share of the Fund prior to conversion, a Class B Share or

Class C Share of the Fund issued in connection with an exercise of the exchange privilege, or a series of exchanges, shall be deemed to have been issued on the date on which the investor's order to purchase the exchanged Class B Share or Class C Share was accepted or, in the case of a series of exchanges, when the investor's order to purchase the original Class B Share or Class C Share was accepted.

  The conversion of Class B Shares and Class C Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B Shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) that the conversion of Class B Shares or Class C Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares and Class C Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares or Class C Shares would occur, and Class B Shares and Class C Shares might continue to be subject to the distribution fee for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares and dividing the result by the number of shares of such class of the Fund outstanding. The net asset value for the Fund is computed once daily as of the close of the daily trading session of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

  The securities of the Fund that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if actual trade information is not available on any valuation date, are valued at the mean of the bid and asked prices. Unlisted securities in the portfolio are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series. Securities with remaining maturities of 60 days or less are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on either Class A Shares, Class B Shares or Class C Shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, the Tax Free Money Fund or the Reserve Fund, subject to certain limitations herein or in such other fund's prospectus. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  Exchanges of Class A Shares of the Fund that have been charged a sales charge lower than the sales charge applicable to the other fund will have the sales charge differential imposed upon the exchange into such fund. Similarly, exchanges of any Class A Shares of other funds that have been charged a sales charge lower than the sales charge applicable to the Fund will have the sales charge differential imposed upon exchange into the Fund. Shares of other funds which have not previously been charged a sales charge (except for shares purchased via the reinvestment option) will be charged the sales charge differential applicable to Class A Shares of the Fund upon exchange into the Fund.

  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. Upon redemption of Class B Shares and Class C Shares from the Van Kampen American Capital family of funds, Class B Shares and Class C Shares which have been exchanged are subject to the contingent deferred sales charge imposed by the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges. The holding period requirements for the contingent deferred sales charge, and the conversion privilege for Class B Shares of the Fund, are determined by the date of purchase into the initial Van Kampen American Capital fund purchased by the investor prior to any exchanges.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively,

"VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Waiver of Contingent Deferred Sales Charge."

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 772-8889 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by

ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B Shares and Class C Shares.

  In cases of disability, the contingent deferred sales charges on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
THE DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount of up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the

Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of the 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to a class of CDSC Shares for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of CDSC Shares to defray distribution related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare dividends quarterly to holders of each class of shares from net investment income and net short-term capital gains attributable to each respective class. The Fund also presently intends to make distributions of net long-term capital gains, if any, annually. Dividends are composed of all or a portion of investment income earned by each class of shares of the Fund plus all or a portion of net short-term capital gains by the Fund on transactions in securities and futures and options hedging transactions, less the expenses attributable to the respective class. Long-term capital gains distributions consist of the Fund's gain on transactions in securities and futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without sales charge. Unless the Shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ( (800) 772-8889 for the hearing impaired) or in writing to ACCESS.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income required to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  Distributions of the Fund's net investment income are taxable to shareholders as ordinary income whether received in shares or cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the Fund shares have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by the shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Some portion of the distributions made by the Fund generally will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Redemption or resale of shares of the Fund will be a taxable transaction for federal income tax purposes. Redeeming shareholders will recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving the cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and, as described below, excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  Income from investments in foreign securities may be subject to foreign taxation imposed by withholding. Shareholders of the Fund will not be able to claim any deduction or foreign tax credit with respect to such foreign taxes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute by December 31 of each year at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by and subject to federal income tax in the hands of the Fund will be treated as having been distributed.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such total return will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications. In addition, from time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time sales materials and advertisements for the Fund may include hypothetical information.

  Further information about the Fund's performance is contained in its Annual Report and its Statement of Additional Information each of which can be obtained without charge by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired).

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is a series of the Van Kampen American Capital Equity Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). The Fund was originally organized in 1986 as a Massachusetts business trust, was reorganized in 1988 as a sub-trust of Van Kampen Merritt Equity Trust, a Massachusetts business trust, and was reorganized as a series of the Trust as of July 31, 1995. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into classes. The Fund currently offers three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  Pursuant to an order of the SEC, the Fund is permitted to issue an unlimited number of classes of shares. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares and Class C Shares into Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The Fund's fiscal year ends on June 30. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to the Van Kampen American Capital Prospector Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn:
Correspondence.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and Shareholder account information, dial (800) 421-5666. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 772-8889.

                                         VAN KAMPEN AMERICAN CAPITAL
                                         PROSPECTOR FUND
                                         One Parkview Plaza
                                         Oakbrook Terrace, IL 60181

                                         -----------------------------------

                                         Investment Adviser
                                         VAN KAMPEN AMERICAN CAPITAL
                                         INVESTMENT ADVISORY CORP.
                                         One Parkview Plaza
                                         Oakbrook Terrace, IL 60181

                                         Distributor
                                         VAN KAMPEN AMERICAN CAPITAL
                                         DISTRIBUTORS, INC.
                                         One Parkview Plaza
                                         Oakbrook Terrace, IL 60181

EXISTING SHAREHOLDERS--                  Transfer Agent
FOR INFORMATION ON YOUR                  ACCESS INVESTOR SERVICES, INC.
EXISTING ACCOUNT PLEASE                  P.O. Box 418256
CALL THE FUND'S TOLL-FREE                Kansas City, MO 64141-9256
NUMBER (800) 421-5666.                   Attn: Van Kampen American Capital Funds

PROSPECTIVE INVESTORS--CALL              Custodian
YOUR BROKER OR (800) 421-5666.           STATE STREET BANK AND
                                         TRUST COMPANY
DEALERS--FOR DEALER                      225 Franklin Street, P.O. Box 1713
INFORMATION, SELLING                     Boston, MA 02105
AGREEMENTS, WIRE ORDERS,                 Attn: Van Kampen American Capital Funds
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE                  Legal Counsel
NUMBER (800) 421-5666.                   SKADDEN, ARPS, SLATE,
                                         MEAGHER & FLOM
FOR SHAREHOLDER AND                      333 West Wacker Drive
DEALER INQUIRIES THROUGH                 Chicago, IL 60606
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)                Independent Auditors
DIAL (800) 772-8889                      KPMG PEAT MARWICK LLP
                                         Peat Marwick Plaza
FOR AUTOMATED TELEPHONE                  303 East Wacker Drive
SERVICES DIAL (800) 421-5666             Chicago, IL 60601

                                PROSPECTOR FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                          , 1995

           ------  A WEALTH OF KNOWLEDGE o A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL

-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN AMERICAN CAPITAL PROSPECTOR FUND

  Van Kampen American Capital Prospector Fund (the "Fund") seeks capital growth and income. The Fund will attempt to achieve this investment objective by investing primarily in a diversified portfolio of income producing equity securities, including dividend paying common and preferred stocks and income securities convertible into common or preferred stock. There is no assurance that the Fund will achieve its investment objective. The Fund is a mutual fund whose portfolio is advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). The Fund is a separate series of Van Kampen American Capital Equity Trust (the "Trust").

  This Statement of Additional Information is not a prospectus but should be
read in conjunction with the Prospectus for the Fund dated           , 1995 (the
"Prospectus"). This Statement of Additional Information does not include all of the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 421-5666. This Statement of Additional Information incorporates by reference the entire Prospectus.

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Fund and the Trust...............................................................   B-2

Investment Policies and Restrictions.................................................   B-2

Additional Investment Considerations.................................................   B-4

Description of Securities Ratings....................................................   B-11

Officers and Trustees................................................................   B-18

Legal Counsel........................................................................   B-23

Investment Advisory and Other Services...............................................   B-23

Portfolio Transactions and Brokerage Allocation......................................   B-24

Tax Status of the Fund...............................................................   B-25

The Distributor......................................................................   B-25

Performance Information..............................................................   B-26

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1995.

                             THE FUND AND THE TRUST

  The Fund is a separate diversified series of the Trust, an open-end management investment company. At present, the Fund, Van Kampen American Capital Utility Fund, Van Kampen American Capital Balanced Fund, Van Kampen American Capital Value Fund, Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, and Van Kampen American Capital Prospector Fund are the only series of the Trust, although other series may be organized and offered in the future.

  The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust dated May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares, $0.01 per value, for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability. The Trust was originally organized in 1986 as a Massachusetts business trust and was reorganized as a Delaware business trust on July 31, 1995.

  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940 (the "1940 Act").

  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is set forth in the Prospectus under the caption "Investment Objective and Policies." There can be no assurance that the Fund will achieve its investment objective.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by Section 12(d)(1) of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

   8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, except as permitted under the 1940 Act and except to the extent permitted by order of the Securities and Exchange Commission exempting the Fund from the limitations imposed by
      Section 12(d)(1) of the 1940 Act.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its right under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

  For purposes of the concentration policy of the Fund contained in limitation
(2) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any one single foreign government, or by all supranational organizations in the aggregate, are considered to be securities of issuers in the same industry.

  The Fund may not change any of these investment restrictions nor any other fundamental policy as they apply to the Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. The Fund may, from time to time, adopt a more restrictive limitation with respect to investment in illiquid and restricted securities in order to comply with the most restrictive state securities law, currently 10%. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval.

  From time to time the Fund may commit to more stringent restrictions in order to be able to offer its shares to residents in particular states.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

BORROWING

  The Fund may borrow up to 33 1/3% of the value of its assets from banks, (including entering into reverse repurchase agreements), which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

STRATEGIC TRANSACTIONS

  The Fund may, but is not required to, utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments and purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to protect against changes in currency exchange rates or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures or individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options. The segregation requirements with respect to futures contracts and options thereon are described herein.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  The Fund also may invest in foreign stock index futures traded outside the United States. Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

  CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holding denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets of liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to see D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

  RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency controls is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

  Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

  OTC options entered into by the Fund, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. To the extent such assets are other than cash or cash equivalents, such assets will be marked to market on a daily basis. To the extent that the Fund segregates assets other than cash or cash equivalents in connection with the purchase or sale of a futures contract or the sale of an option thereon, the Fund will be subject to market risks with respect to the open futures or option position as well as with respect to the portfolio securities segregated against such position. To the extent that the market value of such position and of such portfolio securities have a high degree of positive correlation, market fluctuations may adversely affect both the value of such position and the value of such portfolio securities, which has the effect of leveraging the Fund's portfolio assets and increasing the Fund's investment risk.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

1. DEBT

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

  INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

  B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

  C: The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  C: The letter "c" indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  I: The letter "i" indicates the rating is implied. Such ratings are assigned only on request to entities that do not have specific debt issues to be rated. In addition, implied ratings are assigned to governments that have not requested explicit ratings for specific debt issues. Implied ratings on governments represent the sovereign ceiling or upper limit for ratings on specific debt issues of entities domiciled in the country.

  L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk. The rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documents.

  NR: Not rated.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sells or hold security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. VARIABLE RATE DEMAND BONDS

  Standard & Poor's assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

4. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3 Speculative capacity to pay principal and interest.

5. PREFERRED STOCK

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

  AAA     This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
  AA      A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
  A       An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
  BBB     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
  BB      Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
  B       predominantly speculative with respect to the issuer's capacity to pay preferred
  CCC     stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
  CC      The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
  C       A preferred stock rated "C" is a non-paying issue.
  D       A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.
  NR      This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
          PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -- Leading market positions in well-established industries.

       -- High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    aaa: An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa: An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a: An issue which is rated 'a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    baa: An issue which is rated 'baa' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba: An issue which is rated 'ba' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b: An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa: An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    ca: An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "AA" through "BB" in its preferred stock rating system: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             OFFICERS AND TRUSTEES

  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and their principal occupations for the last five years and their affiliations, if any, with Van Kampen American Capital Investment Advisory Corp. (the "VK Adviser" or "Adviser"), Van Kampen American Capital Asset Management, Inc., (the "AC Adviser"), Van Kampen American Capital Management, Inc., McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc. (the "Distributor"), Van Kampen American Capital, Inc. ("Van Kampen American Capital") or VK/AC Holding, Inc. For purposes hereof, the term "Van Kampen American Capital Funds" includes each of the open-end investment companies advised by the VK Adviser (excluding the Van Kampen Merritt Series Trust) and each of the open-end investment companies advised by the AC Adviser.

                                    TRUSTEES

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
2300 205th Street                   President of MDT Corporation, a company which develops
Torrance, CA 90501                  manufactures, markets and services medical and scientific
  Age: 63                           equipment. Trustee of each of the Van Kampen American
                                    Capital Funds.

Philip P. Gaughan.................. Prior to February, 1989, Managing Director and Manager of
9615 Torresdale Avenue              Municipal Bond Department, W. H. Newbold's Sons & Co.
Philadelphia, PA 19114              Trustee of each of the Van Kampen American Capital Funds.
  Age: 66

Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.

Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. Trustee of each of the Van
Lyme, CT 06371                      Kampen American Capital Funds.
  Age: 75

R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. Trustee of
                                    each of the Van Kampen American Capital Funds.

Dennis J. McDonnell*............... President, Chief Operating Officer and a Director of the
One Parkview Plaza                  VK Adviser, the AC Adviser and Van Kampen American
Oakbrook Terrace, IL 60181          Capital Management, Inc. Director of VK/AC Holding, Inc,
  Age: 53                           Van Kampen American Capital, and McCarthy, Crisanti &
                                    Maffei, Inc. Chairman and a Director of MCM Asia Pacific
                                    Company, Ltd. President, Chief Executive Officer and
                                    Trustee of each of the funds advised by the VK Adviser.
                                    Prior to December, 1991, Senior Vice President of Van
                                    Kampen Merritt Inc.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 75                           Trust Company of Chicago and Continental Illinois
                                    Corporation. Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of the Board of each of the
                                    open-end funds (except the Van Kampen Merritt Series
                                    Trust) advised by the VK Adviser.

Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 59                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. (NASD) and Securities Investors
                                    Protection Corp. (SIPC). Trustee of each of the Van
                                    Kampen American Capital Funds.

Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital.
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 55                           Distributor, the VK Adviser, the AC Adviser and Van
                                    Kampen American Capital Management, Inc. Director,
                                    President and Chief Executive Officer of Van Kampen
                                    American Capital Advisers, Inc. and Van Kampen American
                                    Capital Exchange Corp. Director and Executive Vice
                                    President of Advantage Capital Corporation, ACCESS
                                    Investor Services, Inc., Van Kampen American Capital
                                    Services, Inc. and Van Kampen American Capital Trust
                                    Company. Director of McCarthy, Crisanti & Maffei, Inc.
                                    President and Director, Trustee or Managing General
                                    Partner of each of the funds advised by the AC Adviser
                                    and Trustee of each of the funds advised by the VK
                                    Adviser. He is also Chairman of the Board of the Van
                                    Kampen Merritt Series Trust and closed-end investment
                                    companies advised by the VK Adviser.

David Rees......................... Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive             of Los Angeles Business Journal. A director of Source
Glendale, CA 91208                  Capital, Inc., a closed-end investment company
  Age: 71                           unaffiliated with Van Kampen American Capital, a director
                                    and the second vice president of International Institute
                                    of Los Angeles. Trustee of each of the Van Kampen
                                    American Capital Funds.

Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 72                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. Trustee of each
                                    of the Van Kampen American Capital Funds.

Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars            the law firm of O'Melveny & Myers, legal counsel to the
Suite 700                           funds advised by the AC Adviser. Director, FPA Capital
Los Angeles, CA 90067               Fund, Inc.; FPA New Income Fund, Inc.; FPA Perennial
  Age: 63                           Fund, Inc.; Source Capital, Inc.; and TCW Convertible
                                    Security Fund, Inc. Trustee of each of the Van Kampen
                                    American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. Trustee of each of the Van Kampen American
  Age: 70                           Capital Funds and Chairman of the Board of each of the
                                    open-end funds advised by the AC Adviser.

Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to funds advised by the VK Adviser.
Chicago, IL 60606                   Trustee of each of the Van Kampen American Capital Funds.
  Age: 55                           He also is a Trustee of the Van Kampen Merritt Series
                                    Trust and closed-end investment companies advised by the
                                    VK Adviser.

William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. Trustee of each of the Van
                                    Kampen American Capital Funds.

                                    OFFICERS

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Peter W. Hegel.......  Vice President              Executive Vice President and Portfolio
  Age: 39                                          Manager of the Adviser. Executive Vice
                                                   President of the AC Adviser. Vice President
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser.

Ronald A. Nyberg.....  Vice President and          Executive Vice President, General Counsel and
  Age: 42              Secretary                   Secretary of Van Kampen American Capital.
                                                   Executive Vice President and a Director of
                                                   the VK Adviser and the Distributor. Executive
                                                   Vice President of the AC Adviser. Vice
                                                   President and Secretary of each of the Van
                                                   Kampen American Capital Funds and closed-end
                                                   funds advised by the VK Adviser. Director of
                                                   ICI Mutual Insurance Co., a provider of
                                                   insurance to members of the Investment
                                                   Company Institute. Prior to March 1990,
                                                   Secretary of Van Kampen Merritt Inc., the VK
                                                   Adviser and McCarthy, Crisanti & Maffei, Inc.

Edward C. Wood III...  Vice President, Treasurer   Senior Vice President of the VK Adviser. Vice
  Age: 39              and Chief Financial         President, Treasurer and Chief Financial
                       Officer                     Officer of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

                             POSITIONS AND                  OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND                      IN PAST 5 YEARS
---------------------  --------------------------  ---------------------------------------------
Nicholas Dalmaso.....  Assistant Secretary         Assistant Vice President and Attorney of Van
  Age: 30                                          Kampen American Capital. Assistant Secretary
                                                   of each of the Van Kampen American Capital
                                                   Funds and closed-end funds advised by the VK
                                                   Adviser. Prior to May 1992, attorney for
                                                   Cantwell & Cantwell, a Chicago law firm.

Scott E. Martin......  Assistant Secretary         Senior Vice President, Deputy General Counsel
  Age: 38                                          and Assistant Secretary of Van Kampen
                                                   American Capital. Senior Vice President,
                                                   Deputy General Counsel and Secretary of the
                                                   VK Adviser and the Distributor. Assistant
                                                   Secretary of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

Weston B. Wetherell... Assistant Secretary         Vice President, Associate General Counsel and
  Age: 39                                          Assistant Secretary of Van Kampen American
                                                   Capital, the VK Adviser and the Distributor.
                                                   Assistant Secretary of McCarthy, Crisanti &
                                                   Maffei, Inc. Assistant Secretary of each of
                                                   the Van Kampen American Capital Funds and
                                                   closed-end funds advised by the VK Adviser.

John L. Sullivan.....  Controller                  First Vice President of the VK Adviser.
  Age: 39                                          Controller of each of the Van Kampen American
                                                   Capital Funds and closed-end funds advised by
                                                   the VK Adviser.

Steven M. Hill.......  Assistant Treasurer         Assistant Vice President of the VK Adviser.
  Age: 30                                          Assistant Treasurer of each of the Van Kampen
                                                   American Capital Funds and closed-end funds
                                                   advised by the VK Adviser.

---------------
* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and the Fund by reason of their positions with the VK Adviser. Mr. Sheehan is an interested person of the VK Adviser and the Fund by reason of his firm having acted as legal counsel to the VK Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.

  The Fund will pay each trustee who is not an affiliated person of the VK Adviser, the Distributor or Van Kampen American Capital an annual retainer of $2,500 per year and $250 per meeting of the Fund, plus expenses; except that no trustee shall receive the annual retainer at any time when the Fund's net assets are less than $25,000,000. Under the Fund's deferred compensation plan, a trustee can elect to defer all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other Van Kampen American Capital mutual funds advised by the VK Adviser or its affiliates as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of such mutual funds selected by the trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Under the Fund's retirement plan, a trustee who is receiving trustee's fees from the Fund prior to such trustee's retirement, has at least ten years of service and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each series of the Trust has similar trustee compensation, deferred compensation and retirement plan arrangements.

                             COMPENSATION TABLE(1)

                                                         PENSION OR
                                                         RETIREMENT                            TOTAL COMPENSATION
                                    AGGREGATE         BENEFITS ACCRUED    ESTIMATED ANNUAL     FROM REGISTRANT AND
                                   COMPENSATION       AS PART OF FUND      BENEFITS UPON        FUND COMPLEX PAID
            NAME                FROM REGISTRANT(2)      EXPENSES(3)        RETIREMENT(4)          TO TRUSTEE(5)
-----------------------------   ------------------    ----------------    ----------------    ---------------------
R. Craig Kennedy.............         $7,620                 $0                $2,500                $62,362
Philip G. Gaughan............          7,192                  0                 2,500                 63,250
Donald C. Miller.............          9,841                  0                 2,500                 62,178
Jack A. Nelson...............          9,875                  0                 2,500                 62,362
Jerome L. Robinson...........          9,231                  0                 2,500                 58,475
Wayne W. Whalen..............          2,031                  0                 2,500                 49,875

---------------
(1) The Registrant is Van Kampen American Capital Equity Trust (the "Trust") which currently consists of six operating series, including the Fund. As indicated in the other explanatory notes, the amounts in the table relate to the applicable trustees during the Registrant's last fiscal year ended June 30, 1995 or the Fund Complex' (as defined herein) last calendar year ended December 31, 1994. Messrs. Powell and McDonnell, Trustees of the Registrant, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Registrant. Messrs. Branagan, Hilsman, Rees, Sheehan, Sisto and Woodside were elected as trustees of the Trust at a shareholders meeting held on July 21, 1995 and Ms. Heagy was appointed a trustee on September 7, 1995, and thus received no compensation or retirement benefits from the Registrant during its fiscal year ended June 30, 1995.

(2) The amounts shown in this column are accumulated from the Aggregate Compensation of each of the series in operation during the Registrant's fiscal year ended June 30, 1995. In a full fiscal year with all six series operating throughout the year and all having net assets exceeding $25,000,000, the estimated aggregate compensation from the Registrant would be approximately $20,000. Beginning in October 1994, each Trustee except Messrs. Gaughan and Whalen, began deferring his entire aggregate compensation paid by the Registrant. The total combined amount of deferred compensation (including interest) accrued with respect to each Trustee from the Fund Complex (as defined herein) as of December 31, 1994 is as follows: Mr. Kennedy, $14,737; Mr. Miller, $14,553; Mr. Nelson, $14,737 and Mr. Robinson, $13,725.

(3) The amounts shown in this column are the estimated Pension or Retirement Benefit Accruals by the Fund during its fiscal year ending June 30, 1995.

(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by the Fund assuming: the Trustee has 10 or more years of service on the Board of the Fund and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service may receive reduced retirement benefits from the Fund.

(5) As of December 31, 1994, the Fund Complex consisted of 20 mutual funds advised by the VK Adviser that had the same members on each funds' Board of Trustees. The amounts shown in this column were accumulated from the Aggregate Compensation of each of these 20 mutual funds in the Fund Complex during the calendar year ended December 31, 1994. The VK Adviser also served as investment adviser for other investment companies; however, with the exception of Messrs. Powell, McDonnell and Whalen, the Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Adviser, Mr. Whalen received Total Compensation of $161,850 during the calendar year ended December 31, 1994.

  As of September 29, 1995, the trustees and officers as a group own less than 1% of the Shares of the Fund.

  No officer or trustee of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.

  To the knowledge of the Fund, as of September 29, 1995, no person owned of record or beneficially 5% or more of any Fund's Class A Shares, Class B Shares or Class C Shares.

                                 LEGAL COUNSEL

  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom, Chicago,
Illinois.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.). The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee owns or would own 5% or more of VK/AC Holding, Inc.

  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will administer the business affairs of the Fund, supervise the Fund's overall investment activities in the context of implementing the Fund's investment objectives, furnish offices, necessary facilities and equipment, provide administrative services, and permit its officers and employees to serve without compensation as Trustees of the Trust and officers of the Fund if duly elected to such positions.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement remains in effect from year to year if specifically approved by the Trustees (including the independent Trustees) on behalf of the Fund or the Fund's shareholders in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party thereto and will automatically terminate in the event of assignment.

  The Adviser has undertaken to reimburse the Fund for annual expenses of the Fund which exceed the most stringent limit prescribed by any state in which the Fund's shares are offered for sale. Currently, the most stringent limit in any state would require such reimbursement to the extent that aggregate operating expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.

OTHER AGREEMENTS

  FUND ACCOUNTING AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the VK Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other Van Kampen American Capital mutual funds advised by the VK Adviser and distributed by the Distributor in the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. It is expected that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and the equipment necessary to render such services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CUSTODIAN AND INDEPENDENT AUDITORS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

  The independent auditors for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent auditors will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund's Adviser may take into consideration that certain firms have sold or are selling shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser, and may select firms that are affiliated with the Fund, its Adviser or its Distributor.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Fund's Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Fund's Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective size of the Fund and other investment companies and clients and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the trustees of the Trust, of which the Fund is a separate series.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund anticipates that the annual portfolio turnover rate of the Fund's portfolio will generally be less than 100%. If the turnover rate for the Fund does reach or exceed this percentage, the Fund's brokerage costs may increase and the Adviser will monitor the Fund's trading practices to avoid potential adverse tax consequences.

                             TAX STATUS OF THE FUND

  The Trust and any of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

                                THE DISTRIBUTOR

  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight. Van Kampen American Capital's roots in money management extend back to 1926. Today, Van Kampen American Capital manages or supervises more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to Van Kampen American Capital in more than 2 million investor accounts. Van Kampen American Capital has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.

  Shares of the Fund are offered continuously through the Distributor, One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Distributor is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a subsidiary of VK/AC Holding, Inc., a Delaware corporation that is controlled through an ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc., and its subsidiaries own, in the aggregate not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. Pursuant to a distribution agreement with the Fund, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem shares of the Fund and how such shares are priced is contained in the Prospectus.

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum offering price) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
    List all financial statements and exhibits as part of the Registration Statement.

     (A) FINANCIAL STATEMENTS:

        Included in Part A of the Registration Statement:



         GROWTH FUND, GREAT AMERICAN FUND, PROSPECTOR FUND AND VALUE FUND:


           Not applicable


        Included in Part B of the Registration Statement:


         GROWTH AND INCOME FUND:


           Refer to Post-Effective Amendment No. 23 to the Registration
             Statement of the Registrant.



         UTILITY FUND AND BALANCED FUND:


           Refer to Post-Effective Amendment No. 24 to the Registration
             Statement of the Registrant.


         BALANCED FUND:
           Refer to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant.


         GROWTH FUND AND TOTAL RETURN FUND:


           Not applicable



         VALUE FUND, GREAT AMERICAN COMPANIES FUND, GROWTH FUND AND PROSPECTOR
FUND:


           Not applicable


     (B) EXHIBITS:

           (1)(a) Form of Agreement and Declaration of Trust(23)

              (b) Form of Certificate of Designation For:

                    (i) Van Kampen American Capital Utility Fund(23)


                   (ii) Van Kampen American Capital Balanced Fund(24)


                  (iii) Van Kampen American Capital Growth Fund+


                   (iv) Van Kampen American Capital Value Fund+


                    (v) Van Kampen American Capital Great American Companies
                        Fund+


                   (vi) Van Kampen American Capital Prospector Fund+


           (2) Form of By-Laws(23)

           (4) Form of Specimen Certificate of share of beneficial interest in

               (a) Van Kampen American Capital Utility Fund


                     (i) Class A Shares(23)


                     (ii) Class B Shares(23)


                    (iii) Class C Shares(23)


               (b) Van Kampen American Capital Balanced Fund

                     (i) Class A Shares(18)
                     (ii) Class B Shares(18)
                    (iii) Class C Shares(18)

               (c) Van Kampen American Capital Value Fund


                     (i) Class A Shares+


                    (ii) Class B Shares+


                   (iii) Class C Shares+


               (d) Van Kampen American Capital Great American Companies Fund


                     (i) Class A Shares+


                    (ii) Class B Shares+


                   (iii) Class C Shares+


               (e) Van Kampen American Capital Growth Fund


                     (i) Class A Shares+


                    (ii) Class B Shares+


                   (iii) Class C Shares+

               (f) Van Kampen American Capital Prospector Fund


                      (i) Class A Shares+


                     (ii) Class B Shares+


                    (iii) Class C Shares+

           (5)    Form of Investment Advisory Agreement for

                    (i) Van Kampen American Capital Utility Fund(23)


                   (ii) Van Kampen American Capital Balanced Fund(24)


                  (iii) Van Kampen American Capital Value Fund+


                   (iv) Van Kampen American Capital Great American Companies
                        Fund+


                    (v) Van Kampen American Capital Growth Fund+


                   (vi) Van Kampen American Capital Prospector Fund+


           (6)(a) Form of Distribution and Service Agreement(23)


              (b) Form of Dealer Agreement(23)


              (c) Form of Broker Agreement(23)


              (d) Form of Bank Agreement(23)

           (8)(a) Form of Custodian Agreement(13)

              (b) Form of Transfer Agency Agreement(23)


           (9)(a) Form of Fund Accounting Agreement(23)


              (b) Form of Legal Services Agreement(23)

          (10) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom

                 (i) Van Kampen American Capital Utility Fund(23)


                (ii) Van Kampen American Capital Balanced Fund(24)


               (iii) Van Kampen American Capital Value Fund+


                (iv) Van Kampen American Capital Great American Companies Fund+


                 (v) Van Kampen American Capital Growth Fund+


                (vi) Van Kampen American Capital Prospector Fund+

          (11) Consents of KPMG Peat Marwick LLP

                (i) Van Kampen American Capital Utility Fund(24)


               (ii) Van Kampen American Capital Balanced Fund(24)


          (13) Letter of Understanding relating to initial capital(1)


          (15)(a) Form of Distribution Plan pursuant to Rule 12b-1(23)


              (b) Form of Shareholder Assistance Agreement(23)


              (c) Form of Administrative Services Agreement(23)


              (d) Form of Service Plan(23)


          (17)(a) List of certain investment companies in response to Item
29(a)+


               (b) List of Officers and Directors of Van Kampen American Capital
                   Distributors, Inc. in response to Item 29(b)+


          (24) Power of attorney(24)


          (27) Financial Data Schedules++

---------------

 (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Number 33-8122, filed October 29, 1986.

 (3) Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Number 33-8122, filed April 19, 1988.

(13) Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File Number 33-8122, filed June 8, 1993.

(18) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement, File No. 33-8122, filed on March 18, 1994.

(22) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement, File No. 33-8122, filed on April 28, 1995.


(23) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement, File No. 33-8122, filed on August 1, 1995.

(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement, File No. 33-8122, filed on August 29, 1995.


 +   Filed herewith.


++   To be filed by amendment.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     To the best knowledge of Registrant, no person is controlled by or under common control with the Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


     As of September 29, 1995:




                                         (1)                                     (2)
                                                                              NUMBER OF
                                   TITLE OF CLASS                           RECORD HOLDERS
          ----------------------------------------------------------------- --------------
          Shares of Beneficial Interest of Van Kampen American Capital
            Utility Fund, $0.01 par value*
               Class A Shares..............................................   5,467
               Class B Shares..............................................    7968
               Class C Shares..............................................     300
          Shares of Beneficial Interest of Van Kampen American Capital
            Balanced Fund, $0.01 par value*
               Class A Shares..............................................     353
               Class B Shares..............................................     443
               Class C Shares..............................................      22
          Shares of Beneficial Interest of Van Kampen American Capital
            Value Fund, without par value..................................       0
          Shares of Beneficial Interest of Van Kampen American Capital
            Great American Companies Fund, without par value...............       0
          Shares of Beneficial Interest of Van Kampen American Capital
            Value Fund, without par value..................................       0
          Shares of Beneficial Interest of Van Kampen American Capital
            Prospector Fund, without par value.............................       0


---------------
* Prior to May 1, 1995, the Fund offered Class D Shares.

ITEM 27.  INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8: Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory and Other Services" and "Officers and Trustees" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of Van Kampen American Capital Investment Advisory Corp., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc., the only principal underwriter for Registrant, is an affiliated person of an affiliated person of the Fund. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Officers and Trustees" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Access Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153, or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02171; (ii) by the Adviser will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and (iii) by Van Kampen American Capital Distributors, Inc., the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.


     (a) Registrant hereby undertakes to file an amendment to Registration Statement, using financial statements for Van Kampen American Capital Growth Fund, Van Kampen American Capital Great American Companies Fund, Van Kampen American Capital Prospector Fund and Van Kampen American Capital Value Fund, which financial statements need not be certified, within four to six months from the commencement of investment operations of each such Fund.


     (b) Not applicable.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST, CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933, HAS DULY CAUSED THIS AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF
OAKBROOK TERRACE, AND THE STATE OF ILLINOIS ON THE      DAY OF OCTOBER, 1995.


                                        VAN KAMPEN AMERICAN CAPITAL
                                         EQUITY TRUST

                                        By:     /s/  RONALD A. NYBERG
                                           ----------------------------------
                                            Ronald A. Nyberg, Vice President
                                                      and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT
TO THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON OCTOBER   , 1995, BY THE
FOLLOWING PERSONS IN THE CAPACITIES INDICATED.



                 SIGNATURES                                 TITLE
                 ----------                                 -----
       /s/    DONALD C. MILLER*                Chairman of the Board and Trustee
---------------------------------------------
              Donald C. Miller

Chief Executive Officer:

        /s/  DENNIS J. McDONNELL*              President and Trustee
---------------------------------------------
             Dennis J. McDonnell

Chief Financial and Accounting Officer:

       /s/   EDWARD C. WOOD, III*              Vice President and Treasurer
---------------------------------------------
             Edward C. Wood, III

Trustees:

       /s/    J. MILES BRANAGAN*               Trustee
---------------------------------------------
              J. Miles Branagan

       /s/    PHILIP P. GAUGHAN*               Trustee
---------------------------------------------
              Philip P. Gaughan

                                               Trustee
---------------------------------------------
             Linda Hutten Heagy

       /s/      ROGER HILSMAN*                 Trustee
---------------------------------------------
                Roger Hilsman

       /s/    R. CRAIG KENNEDY*                Trustee
---------------------------------------------
              R. Craig Kennedy

      /s/      JACK E. NELSON*                 Trustee
---------------------------------------------
               Jack E. Nelson

      /s/       DON G. POWELL*                 Trustee
---------------------------------------------
                Don G. Powell

                 SIGNATURES                     TITLE
                 ----------                     -----
     /s/         DAVID REES*                   Trustee
---------------------------------------------
                 David Rees

       /s/   JEROME L. ROBINSON*               Trustee
---------------------------------------------
             Jerome L. Robinson

        /s/  LAWRENCE J. SHEEHAN*              Trustee
---------------------------------------------
             Lawrence J. Sheehan

      /s/      FERNANDO SISTO*                 Trustee
---------------------------------------------
               Fernando Sisto

        /s/    WAYNE W. WHALEN*                Trustee
---------------------------------------------
               Wayne W. Whalen

        /s/  WILLIAM S. WOODSIDE*              Trustee
---------------------------------------------
             William S. Woodside


---------------

* Signed by Ronald A. Nyberg pursuant to a power of attorney previously filed.


      /s/     RONALD A. NYBERG
---------------------------------------------
              Ronald A. Nyberg
              Attorney-in-Fact


                                                                October   , 1995

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 25 TO FORM N-1A

                    SUBMITTED TO THE SECURITIES AND EXCHANGE

                         COMMISSION ON OCTOBER   , 1995

 EXHIBIT
 NUMBER                                        EXHIBIT                                 PAGE NUMBER
 -------                                       -------                                 -----------
      (1) (a)    Form of Agreement and Declaration of Trust(23)
          (b)    Form of Certificate of Designation For:
                 (i)   Van Kampen American Capital Utility Fund(23)
                 (ii)  Van Kampen American Capital Balanced Fund(24)
                 (iii) Van Kampen American Capital Growth Fund+
                 (iv)  Van Kampen American Capital Value Fund+
                 (v)   Van Kampen American Capital Great American Companies Fund+
                 (vi)  Van Kampen American Capital Prospector Fund+
      (2) Form of By-Laws(23)
      (4) Form of Specimen Certificate of share of beneficial interest in
          (a)    Van Kampen American Capital Utility Fund
                 (i)   Class A Shares(23)
                 (ii)  Class B Shares(23)
                 (iii) Class C Shares(23)
          (b)    Van Kampen American Capital Balanced Fund
                 (i)   Class A Shares(18)
                 (ii)  Class B Shares(18)
                 (iii) Class C Shares(18)
          (c)    Van Kampen American Capital Value Fund
                 (i)   Class A Shares+
                 (ii)  Class B Shares+
                 (iii) Class C Shares+
          (d)    Van Kampen American Capital Great American Companies Fund
                 (i)   Class A Shares+
                 (ii)  Class B Shares+
                 (iii) Class C Shares+
          (e)    Van Kampen American Capital Growth Fund
                 (i)   Class A Shares+
                 (ii)  Class B Shares+
                 (iii) Class C Shares+
          (f)    Van Kampen American Capital Prospector Fund
                 (i)   Class A Shares+
                 (ii)  Class B Shares+
                 (iii) Class C Shares+
      (5)        Form of Investment Advisory Agreement for
                 (i)   Van Kampen American Capital Utility Fund(23)
                 (ii)  Van Kampen American Capital Balanced Fund(24)
                 (iii) Van Kampen American Capital Value Fund+
                 (iv)  Van Kampen American Capital Great American Companies Fund+
                 (v)   Van Kampen American Capital Growth Fund+
                 (vi)  Van Kampen American Capital Prospector Fund+
      (6) (a)    Form of Distribution and Service Agreement(23)
          (b)    Form of Dealer Agreement(23)
          (c)    Form of Broker Agreement(23)
          (d)    Form of Bank Agreement(23)
      (8) (a)    Form of Custodian Agreement(13)
          (b)    Form of Transfer Agency Agreement(23)
      (9) (a)    Form of Fund Accounting Agreement(23)
          (b)    Form of Legal Services Agreement(23)

 EXHIBIT
 NUMBER                                        EXHIBIT                                 PAGE NUMBER
 -------                                       -------                                 -----------
     (10) Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
                 (i)   Van Kampen American Capital Utility Fund(23)
                 (ii)  Van Kampen American Capital Balanced Fund(24)
                 (iii) Van Kampen American Capital Value Fund+
                 (iv)  Van Kampen American Capital Great American Companies Fund+
                 (v)   Van Kampen American Capital Growth Fund+
                 (vi)  Van Kampen American Capital Prospector Fund+
     (11) Consents of KPMG Peat Marwick LLP
                 (i)   Van Kampen American Capital Utility Fund(24)
                 (ii)  Van Kampen American Capital Balanced Fund(24)
     (13) Letter of Understanding relating to initial capital(1)
     (15) (a)    Form of Distribution Plan pursuant to Rule 12b-1(23)
          (b)    Form of Shareholder Assistance Agreement(23)
          (c)    Form of Administrative Services Agreement(23)
          (d)    Form of Service Plan(23)
     (17) (a)    List of certain investment companies in response to Item 29(a)+
          (b)    List of Officers and Directors of Van Kampen American Capital
                 Distributors, Inc. in response to Item 29(b)+
     (24) Power of attorney(24)
     (27) Financial Data Schedules++